SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                 AMENDMENT NO. 1
                                       TO
                                   FORM 8-K/A
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
               ------------------------------------------------
                     January 30, 1997 (November 15, 1996)

                      GLOBAL TELEMEDIA INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


          Florida				                0-15818		               64-0708107
     (State or other        	(Commission File Number)   (IRS Employer ID No.)
     jurisdiction of
     incorporation or
      organization)


              1121 Alderman Drive, Suite 200, Alpharetta, GA  30202
               (Address of principal executive offices)  (Zip Code)



        Registrant's telephone number, including area code:  770-667-6088


    	The undersigned registrant hereby amends the following items, financial statements, exhibits of other portions of the FORM 8-K dated December 2, 1996, as set forth in the pages attached hereto:

Item 7. Financial Statements and Exhibits

       	(a)	Financial Statements of Business Acquired

          		Audited combined balance sheet of Finish Line Collectibles, Inc. and
		          affiliates as of December 31, 1995 and the related combined statements of income and retained earnings and of cash flows for
		          the years ended December 31, 1995 and 1994.

       	(c)	Exhibits

          		2.1	    Asset Purchase Agreement by and among Global Telemedia
			                 International, Inc., System 3, Inc. (a wholly owned
                    subsidiary of the Company) and Finish Line Collectibles,
                    Inc., West Sports Marketing, Inc., Racing Club, Inc., and
	                 		Arthur West.

          		10.1   	Employment Agreement between System 3, Inc. and Arthur West
                    dated November 15, 1996.


    	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       			GLOBAL TELEMEDIA INTERNATIONAL, INC.
		                                        ------------------------------------
                                         	(Registrant)



DATE:  January 30, 1997                   /s/ Roderick A. McClain
		                                        ------------------------------------
			                                       Roderick A. McClain, President




                                     					/s/ Herbert S. Perman
                                          ------------------------------------
			                                      	Herbert S. Perman, CFO

                                 The West Group
                         Combined Financial Statements
                              for the Years Ended
                         December 31, 1995 and 1994 and
                             for the Quarter Ended
                               September 30, 1996


                                     INDEX

                                                      								Pages
                                                              -----

Independent Auditors' Report...........................					    1

Combined Balance Sheet as of December 31, 1995.........	        2

Combined Income Statements for the Years Ended
 	December 31, 1995 and 1994...........................		 		    3

Combined Statements of Cash Flows for the Years
 	Ended December 31, 1995 and 1994.....................			      4

Combined Statements of Stockholders'	Equity
  (Deficiency) for the Years Ended
	 December 31, 1995 and 1994...........................			  	   5

Notes to Audited Combined Financial Statements.........		       6-9

Combined Balance Sheet as of September 30, 1996
  (unaudited)..........................................         10

Combined Income (Loss) Statements for the Three and Nine
  Months Ended September 30, 1996 and
  September 30, 1995 (unaudited).......................         11

Combined Statements of Cash Flows for the Nine
  Months Ended September 30, 1996 and
  September 30, 1995 (unaudited).......................         12

Combined Statements of Stockholders' Equity
  (Deficiency) for the Three and Nine Months
  Ended September 30, 1996 (unaudited).................         13

Notes to Unaudited Combined Financial Statements.......         14-15

                          INDEPENDENT AUDITORS' REPORT



Board of Directors
Finish Line Collectibles, Inc. and Affiliates
Ponte Vedra, Florida


We have audited the accompanying combined balance sheet of Finish Line Collectibles, Inc. and affiliates as of December 31, 1995, and the related combined statements of income (loss) and retained earnings and of cash flows for the years ended December 31, 1995 and 1994. These combined financial statements are the responsibility of the Companies management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amount and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Finish Line Collectibles, Inc. and affiliates as of December 31, 1995, and the combined results of their operations and their combined cash flows for the years ended December 31, 1995 and 1994, in conformity with generally accepted accounting principles.



/s/ Tauber & Balser, P.C.
Atlanta, Georgia
November 22, 1996

                                 The West Group
                             Combined Balance Sheet


                                     ASSETS

[S]                                                                [C]
                                                       					 	     December 31
						                                                                 1995
                                                                   -----------
Current Assets
  Cash                                                              $  15,482
  Accounts receivable                                                  28,122
  Inventory                                                            47,203
  Other current assets                                                  4,097
                                                                   -----------
     Total Current Assets                                              94,904


Property and equipment, net of accumulated depreciation of
  $28,589                                                               3,951
                                                                   -----------

Total Assets                                                        $  98,855
                                                                   ===========


               LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)
[S]                                                                 [C]
Current Liabilities
  Accounts payable                                                  $ 384,503
  Accrued royalties                                                    37,481
  Note payable, due in full on demand, interest payable
    monthly, secured by all assets, at prime rate plus 1%              65,000
  Other current liabilities                                               245
                                                                   -----------
     Total Current Liabilities                                        487,229

Stockholders' Equity (Deficiency)
  Common stock, $1.00 par value; authorized 25,000 shares;
    issued and outstanding 1,200                                        1,200
  Additional paid-in capital                                           25,535
  Accumulated deficit                                                (415,109)
                                                                   -----------
     Total Stockholders' Equity (Deficiency)                         (388,374)

Total Liabilities and Stockholders' Equity (Deficiency)             $  98,855
                                                                   ===========


The accompanying notes are an integral part of these combined financial statements.

                                 The West Group
                           Combined Income Statements


                                                 				  Year Ended December 31
                                                          1995         1994
                                                       -----------------------
[S]                                                    [C]          [C]
Sales                                                  $1,475,627   $2,715,745
                                                       -----------  -----------

Operating Expenses:

  Cost of sales                                           956,540    1,465,304
  General and administrative                              541,355    1,155,467
                                                       -----------  -----------
     Total operating expenses                           1,497,895    2,620,771
                                                       -----------  -----------
  Operating (loss) income                                 (22,268)      94,974
                                                       -----------  -----------

Other Expense:
  Interest expense                                         (6,775)      (7,568)
                                                       -----------  -----------

Net (loss) income                                      $  (29,043)  $   87,406
                                                       ===========  ===========


Net (loss) income per share                            $   (24.20)  $    72.84
                                                       ===========  ===========


Weighted average number of shares
  and share equivalents outstanding                         1,200        1,200
                                                       ===========  ===========


The accompanying notes are an integral part of these combined financial statements.

                                The West Group
                       Combined Statements of Cash Flows

                                             						    Year Ended December 31
                                                           1995	 	   1994
[S]                                                    ----------------------
Cash Flows from Operating Activities                    [C]          [C]
Net (loss) income                                       $(29,043)    $ 87,406
                                                       ----------    ---------
Adjustments:
  Depreciation                                             5,372        1,904
  Changes in assets and liabilities:
  Decrease (increase) in:
     Accounts receivable, net                             10,953      (27,674)
     Inventories                                         (47,203)      25,825
     Other current assets                                  1,236       (2,824)
  Increase (decrease) in:
     Accounts payable                                    (54,981)         277
     Accrued royalties                                    29,752       (6,334)
     Other current liabilities                            (4,980)     (14,880)
                                                       ----------    ---------
          Total Adjustments                              (59,851)     (23,706)
                                                       ----------    ---------
Net cash (used in) provided by operating
  activities                                             (88,894)      63,700


Cash Flows from Investing Activities
     Acquisition of property and equipment                (2,549)      (6,906)


Cash Flows from Financing Activities
     (Payments) borrowings on notes payable              (10,000)      24,383
                                                       ----------    ---------


Net (decrease) increase in cash and cash
  equivalents                                           (101,443)      81,177

Cash and cash equivalents at beginning of
  period                                                 116,925       35,748
                                                       ----------    ---------

Cash at end of period                                  $  15,482     $116,925
                                                       ----------    ---------
Supplemental Disclosure of Cash Flow
Information:
     Cash paid for interest                            $   6,776     $  7,568
                                                       ==========    =========


The accompanying notes are an integral part of these combined financial statements.

                                 The West Group
             Combined Statements of Stockholders' Equity (Deficiency)


                                                                      Total
                                          Additional              Stockholders'
                   Common Stock Issued     Paid-In                    Equity
                     Shares  Par Value     Capital      Deficit    (Deficiency)
                   -------------------    ----------    -------   -------------

[S]                 [C]        [C]         [C]         [C]          [C]
Balance, December
  31, 1993           1,200     $1,200      $ 25,535    $(473,472)   $(446,737)
Net Income              --         --            --       87,406       87,406
                    ------     ------      --------    ----------   ----------
Balance, December
  31, 1994           1,200      1,200        25,535     (386,066)    (359,331)
Net Loss                --         --            --      (29,043)     (29,043)
                    ------     ------      --------    ----------   ----------
Balance, December
  31, 1995           1,200     $1,200      $ 25,535    $(415,109)   $(388,374)
                    ======     ======      ========    ==========   ==========



The accompanying notes are an integral part of these combined financial statements.

                                 The West Group
                 Notes to Audited Combined Financial Statements


1. Organization and Nature of Business

Description of Business and Operations

West Sports Marketing, Inc. ("WSM"), was founded in 1991 to market collectibles related to various sports personalities. In 1993, Finish Line Collectibles, Inc. ("Finish Line") was founded in order to design, produce and distribute collectible trading cards and prepaid calling cards depicting the licensed marks of the leading personalities in NASCAR/Winston Cup Racing. In 1993, The Racing Club, Inc. ("The Racing Club"), was formed as a membership club for NASCAR/Winston Cup racing fans. Finish Line, WSM and The Racing Club are collectively referred to as the "Company". The Company markets its products primarily through wholesalers throughout the United States.

Finish Line obtains the licenses from the sanctioning bodies of motor racing, key sponsors and other leading sports personalities. As the marketing arm, WSM holds all the trademarks and service marks for the Company.

The Company has combined a strong working relationship with car drivers, technical excellence, creativity and innovative graphics to position itself in the market.

2. Summary of Significant Accounting Policies

Principles of Combination

The combined financial statements include the accounts of Finish Line, WSM and The Racing Club, which are all controlled by the same shareholder. Significant intercompany accounts and transactions have been eliminated in combination.

Cash and Cash Equivalents

For financial reporting purposes, cash and cash equivalents includes cash on hand and highly liquid money market investments.

Property and Equipment

Equipment and improvements are stated at cost. Depreciation is provided on the straight-line method over the estimated lives of the various assets.

Inventory

Inventory consists of in-process prepaid calling cards. All inventory is reported at production cost, which is less than market.

Advertising Expense

The Company's advertising expense includes the cost of sales brochures, print advertising trade publications and trade shows. The cost of advertising is expensed as incurred. The Company incurred $26,968 and $202,403 in advertising costs during 1995 and 1994, respectively.

Income Taxes

The Company operates under the provisions of the Internal Revenue Code as an S corporation. Under those provisions, and similar state provisions, the Company does not pay income taxes on its taxable income. Instead, the stockholder is liable for income taxes on the Company's taxable income.

Sales Returns and Allowances

The Company honors certain returns on products sold on a customer by customer basis. The sales returns and allowances have been deducted from the Company's gross sales figures.

Use of Estimates

The preparation of combined financial statements in conformity with generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from these estimates.

Net Income (Loss) Per Share

Net income (loss) per share is based on the weighted average number of common shares outstanding during each period. There were no common stock equivalents during 1995 and 1994.

3. Fair Value of Financial Instruments

The Company's note payable is due on demand; however the Company does not have the funds needed to settle this amount currently. It is believed that if the current holders were to sell such instruments to other parties, the sales price would be substantially less than the carrying value.

4. Stockholders' Equity (Deficiency)

The components of the combined stockholders' equity (deficiency) at December 31, 1995 are as follows:

                                      Additional
                  Common Stock      Paid-In Capital        Accumulated Deficit
                  ------------      ---------------        -------------------
Finish Line            100             $   400                  $(260,235)
WSM                  1,000              18,286                   (108,239)
The Racing Club        100               6,849                    (46,635)
                     -----              ------                   ---------
     Total           1,200             $25,535                  $(415,109)
                     =====              ======                   =========

5. Leases

The Company leases certain office equipment, computer equipment and office space under noncancellable operating leases. The Company's office space lease expired on September 30, 1996, at which time the Company entered into a month to month lease.

Future minimum payments at December 31, 1995 under noncancellable operating leases with initial terms of one year or more consisted of the following:

                          1996                $18,503
                          1997                  2,693
                          1998                  2,693
                          1999                  2,693
                          2000                  2,693
                                              -------
  Total minimum lease payments                $27,929
                                              =======

Rental expense for the years ended December 31, 1995 and 1994 was $25,432 and $44,370, respectively.

6. Profit Sharing Plan

The Company has a profit sharing plan (the "Plan") which covers all employees meeting minimum age and length of service requirements. Annual contributions are made to the Plan at management's discretion and the Company may fund contributions up to the statutory maximums established by ERISA. Total expense for the years ended December 31, 1995 and 1994 was $0 and $5,000, respectively.

7. Commitments

The Company has purchase commitments totaling $116,631 at December 31, 1995.

8. Subsequent Event

As of November 15, 1996, Global Telemedia International, Inc. (the "Acquirer") acquired substantially all of the assets and assumed certain liabilities related to the Company and related assets of Art West, the sole shareholder, (collectively the "Sellers") pursuant to the terms of an Asset Purchase Agreement.

The estimated value of the transferred assets in connection with the transaction is $480,000. The assumed liabilities are agreed between the parties not to exceed $694,000. In connection with the transaction, the Acquirer agreed to forgive $120,000 of indebtedness owed by the Sellers to the Acquirer, which arose subsequent to September 30, 1996, and the Acquirer agreed to pay an obligation of $65,000 owed by the Sellers to a bank. The amount of consideration paid in the transaction was determined based on the Acquirer's analysis of historical and projected sales of the Business, the estimated market value of the Business, and the synergies to be achieved through the transaction.

In addition to the consideration as provided above, the Acquirer has agreed to pay Arthur West a contingent sum equal to twenty percent (20%) of the value of the Business after three years from the acquisition date. At the Acquirer's sole option, up to fifty percent (50%) of the contingent sum may be paid in the form of shares of common stock of the Acquirer which have certain registration rights.

                                 The West Group
                             Combined Balance Sheet
                                  (Unaudited)


                                     ASSETS


                                                    								     (Unaudited)
							 	                                                        September 30
								                                                             1996
[S]                                                              ------------
Current Assets                                                     [C]
  Cash                                                             $  25,103
  Accounts receivable, less allowance of $153,102                    159,350
  Inventory                                                          463,945
  Other current assets                                                 1,153
                                                                 ------------
     Total Current Assets                                            649,551

Property and equipment, net of accumulated depreciation of
  $29,307                                                              3,233
                                                                 ------------

Total Assets                                                       $ 652,784
                                                                 ============


                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

[S]                                                                [C]
Current Liabilities
  Accounts payable                                                 $ 418,220
  Accrued royalties                                                   97,782
  Accrual for minutes                                                 74,715
  Note payable, due in full on demand, interest payable
    monthly, secured by all assets, at prime rate plus 1%             65,000
  Other current liabilities                                               90
                                                                   ----------
     Total Current Liabilities                                       655,807

Stockholders' Equity (Deficiency)
  Common stock, $1.00 par value; authorized 25,000 shares;
    issued and outstanding 1,200                                       1,200
  Additional paid-in capital                                          25,535
  Accumulated deficit                                                (29,758)
                                                                   ----------
     Total Stockholders' Equity (Deficiency)                          (3,023)
                                                                   ----------

Total Liabilities and Stockholders' Equity (Deficiency)            $ 652,784
                                                                   ==========


The accompanying notes are an integral part of these combined financial statements.

                                      The West Group
                             Combined Income (Loss) Statements
                                        (Unaudited)

               	    				           (Unaudited)               (Unaudited)
                                Three Months Ended        Nine Months Ended
 				                 	            September 30              September 30
	       			                     1996          1995        1996         1995
                             -----------------------  ------------------------
[S]                          [C]           [C]        [C]          [C]
Sales                        $ 456,089     $ 368,907  $ 1,368,266  $ 1,106,720
                             ---------     ---------  -----------  -----------


Operating Expenses:

  Cost of sales                245,050       239,135      735,149      717,405
  General and administrative    78,618       135,339      235,853      406,016
                             ---------     ---------  -----------  -----------
     Total operating expenses  323,668       374,474      971,002    1,123,421
                             ---------     ---------  -----------  -----------
  Operating (loss) income      132,421        (5,567)     397,264      (16,701)


Other Expense:
  Interest expense              (3,971)       (1,694)     (11,913)      (5,081)
                             ----------    ----------  -----------  -----------

Net income (loss)            $ 128,450     $  (7,261)  $   385,351  $  (21,782)
                             ==========    ==========  ===========  ===========


Net income (loss) per share  $  107.04     $   (6.05)  $    321.13  $   (18.15)
                             ==========    ==========  ===========  ===========

Weighted average number of
  shares and share
  equivalents
  outstanding                    1,200         1,200         1,200       1,200
                             ==========    ==========  ===========  ===========


The accompanying notes are an integral part of these combined financial statements.

                                 The West Group
                        Combined Statements of Cash Flows
                                   (Unaudited)

                                                          (Unaudited)
                                                       Nine Months Ended
                                                         September 30
                                                      1996           1995
                                                    ------------------------
[S]                                                [C]           [C]
Cash Flows from Operating Activities
Net income (loss)                                   $ 385,351     $ (21,782)
                                                    ----------    ----------
Adjustments:
  Depreciation                                            718         4,029
  Changes in assets and liabilities:
  Decrease (increase) in:
     Accounts receivable, net                        (131,228)        8,215
     Inventories                                     (416,742)      (35,402)
     Other current assets                               2,944           927
  Increase (decrease) in:
     Accounts payable                                  33,717       (41,236)
     Accrued royalties                                 60,301        22,314
     Accrual for minutes                               74,715            --
     Other current liabilities                           (155)       (3,735)
                                                    ----------    ----------
          Total Adjustments                          (375,730)      (44,888)
                                                    ----------    ----------

Net cash provided by (used in) operating activities     9,621       (66,760)


Cash Flows from Investing Activities
     Acquisition of property and equipment                 --        (1,912)


Cash Flows from Financing Activities
     Payments on notes payable                             --       (10,000)
                                                    ----------    ----------

Net increase (decrease) in cash and cash equivalents    9,621       (78,672)

Cash and cash equivalents at beginning of period       15,482       116,925
                                                    ----------    ----------
Cash at end of period                               $  25,103     $  38,253
                                                    ----------    ----------
Supplemental Disclosure of Cash Flow Information:
     Cash paid for interest                         $  11,913     $   5,082
                                                    ==========    ==========


The accompanying notes are an integral part of these combined financial statements.

                                 The West Group
            Combined Statements of Stockholders' Equity (Deciciency)
                                  (Unaudited)

                                                                       Total
                                           Additional              Stockholders'
                     Common Stock Issued     Paid-In                   Equity
                      Shares   Par Value     Capital      Deficit    Deficiency
                     -------------------   ----------   ---------- -------------
[S]                  [C]         [C]         [C]        [C]          [C]
Balance, December 31,
  1995 (unaudited)    1,200      $1,200      $25,535    $(415,109)   $(388,374)
Net Income               --          --           --       96,338       96,338
                     -------     -------     --------   ----------   ----------

Balance, March 31,
  1996 (unaudited)    1,200      $1,200      $25,535    $(318,771)    (219,036)
Net Income               --          --           --      160,563      160,563
                     -------     -------     --------   ----------   ----------

Balance, June 30,
  1996 (unaudited)    1,200        1,200      25,535     (158,208)    (131,473)
Net Income               --           --          --      128,450      128,450
                     -------     --------    --------    ---------    ---------

Balance, September 30,
  1996 (unaudited)    1,200       $1,200     $25,535     $(29,758)    $ (3,023)
                     =======      =======    ========    =========    =========



The accompanying notes are an integral part of these combined financial statements.

                                 The West Group
                Notes to Unaudited Combined Financial Statements


1. Interim Information

The accompanying unaudited combined financial statements include the accounts of the Company and its affiliates. All intercompany accounts and transactions have been eliminated in combination.

The accompanying combined financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to form 10-QSB and Rule 10-01 of Regulation S-X promulgated by the Securities and Exchange Commission.
Such financial statements do not include all disclosures required by generally accepted accounting principles for annual financial statement reporting purposes. The accompanying financial statements reflect, in the opinion of management, all adjustments (consisting of normal recurring adjustments) necessary for a fair presentation of the interim periods presented.

The periods presented are the three and nine months ended September 30, 1996 and 1995, respectively. Certain reclassifications have been made to the prior year financial statements to conform to the current year presentation.

2. Commitments

The Company has purchase commitments totaling $15,543 at September 30, 1996.

3. Subsequent Event

As of November 15, 1996, Global Telemedia International, Inc. (the "Acquirer") acquired substantially all of the assets and assumed certain liabilities related to the Company and related assets of Art West, the sole shareholder, (collectively the "Sellers") pursuant to the terms of an Asset Purchase Agreement.

The estimated value of the transferred assets in connection with the transaction is $480,000. The assumed liabilities are agreed between the parties not to exceed $694,000. In connection with the transaction, the Acquirer agreed to forgive $120,000 of indebtedness owed by the Sellers to the Acquirer, and the Acquirer agreed to pay an obligation of $65,000 owed by the Sellers to a bank. The amount of consideration paid in the transaction was determined based on the Acquirer's analysis of historical and projected sales of the Business, the estimated market value of the Business, and the synergies to be achieved through the transaction.

In addition to the consideration as provided above, the Acquirer has agreed to pay Arthur West a contingent sum equal to twenty percent (20%) of the value of the Business after three years from the acquisition date. At the Acquirer's sole option, up to fifty percent (50%) of the contingent sum may be paid in the form of shares of common stock of the Acquirer which have certain registration rights.

                                  Exhibit 2.1

                     Asset Purchase Agreement by and among
                     Global TeleMedia International, Inc.,
         System 3, Inc. (a wholly owned subsidiary of the Company) and
          Finish Line Collectibles, Inc., West Sports Marketing, Inc.,
                       Racing Club, Inc., and Arthur West

                          ASSET PURCHASE AGREEMENT


                                by and among


                    GLOBAL TELEMEDIA INTERNATIONAL, INC.,
                         a Florida corporation, and

                               SYSTEM 3 INC.,
                           a Delaware corporation;

                                     and


                        FINISH LINE COLLECTIBLES, INC.,
                            a Florida corporation,

                          WEST SPORTS MARKETING, INC.
                            a Florida corporation,

                               RACING CLUB, INC.
                          a Florida corporation, and

                                 ARTHUR WEST,
                                 an individual


                         Dated as of November 15, 1996



                                   AGREEMENT

    	This Asset Purchase Agreement ("Agreement"), made and entered into as of November 15, 1996, by and among Global TeleMedia International Inc., a Florida corporation ("GTMI") and System 3 Inc., a Delaware corporation ("System 3") (collectively, "Purchasers"); and Finish Line Collectibles, Inc., a Florida corporation ("Finish Line"), West Sports Marketing, Inc., a Florida corporation ("Marketing"), Racing Club, Inc., a Florida corporation ("Racing"),(collectively "Corporate Sellers") and Arthur West, an individual ("West")(the Corporate Sellers and West may sometimes hereinafter be referred to collectively as "Sellers").

                                    RECITALS

    	WHEREAS, the Sellers own and operate the business of production, distribution and sales of collectible telephone debit and other cards (the "Business");

    	WHEREAS, System 3 is a wholly-owned subsidiary of GTMI; and

    	WHEREAS, each of Sellers desires to transfer to System 3 and Purchasers desire that System 3 acquire from each of Sellers the assets which are used in operating the Business in exchange for the consideration delineated herein below;

                                    AGREEMENT

    	NOW, THEREFORE, in consideration of the premises and the mutual promises, covenants and conditions herein contained, the parties hereto do hereby agree as follows:

    	1. 	Certain Definitions.  The following terms as used in this Agreement shall have the meanings set forth below:

    	"Patents" shall mean the patents, patents pending, industrial designs, utility models and applications for patent that are identified in Schedule 6.26(a) hereto, which relate to any products (or any component thereof) or services related to the Business and its method of use or manufacture and any patents issued thereon and any continuations or reissues thereof, including any continuation-in-part or divisional patent application thereof and all foreign counterparts and extensions thereof.

    	"Proprietary Information" shall mean all of the information regarding any products or services related to the Business, including the Patents, which constitute reliable trade secrets or proprietary business information, including, without limitation, such information as encompassed in all drawings, designs, formulas, devices, compilations, computer programs and software devices, plans, manuals, proposals, financial information, costs, pricing information, marketing or sales plans, accounting, customer lists or any other trade secrets or proprietary information whether now existing or hereinafter developed whether it gives the disclosing party any competitive advantage over those who do not know or use it, or whether it is patentable or subject to copyright or trademark protection.

    	"Technical Information" means all information, knowledge, engineering and technical data, manufacturing data, raw data, developments, projections, proprietary data, manufacturing drawings, product specifications, manufacturing and assembly techniques, production descriptions, skills, methods, trade secrets, processes, procedures and know-how and other information or improvements thereto in existence on the date hereof or thereafter developed, including, but not limited to all information contained in all pending patent applications or patents within the definition of Patents (as defined above), that is pertinent to the development, testing, registration, assembly, manufacture, use or sale of any products or services related to the Business.

    	"Trade Names" shall mean those tradenames, trademarks, service marks and logos referenced on Schedule 6.26(b) hereto.


    	2.	Transfer of Assets.

    	2.1 	Transferred Assets. 	On the basis of the representations and
warranties and subject to the terms and conditions hereinafter set forth, on the Closing Date (defined below), Sellers shall transfer or shall cause to be transferred to System 3, and System 3 shall acquire, the assets of Sellers described in this Section 2.1 and listed in Schedule 2.1 attached hereto (the "Transferred Assets") (other than excluded assets (the "Excluded Assets") as defined in Section 2.2 and except to the extent assets described in this Section
2.1 may be disposed of in the ordinary course of business after the date hereof). Subject to the foregoing, "Transferred Assets" means:

    	(a) 	All inventories of finished goods, supplies, raw materials and work in process of the Business;

    	(b) 	All machinery, equipment, furniture, fixtures, vehicles, molds, tools and dies, and all other tangible personal property owned by Seller and used in the Business;

    	(c) 	All of Sellers' rights and incidents of interest in and to real and personal property, tangible or intangible, including but not limited to accounts receivable arising out of the Business ("Accounts Receivable") contracts, agreements, licenses, warranties and leases, express or implied, relating to the
Business to the extent such rights and interests are assignable by Sellers, except those listed in or described in Schedule 2.2;

    	(d) 	All correspondence, books, records, files, documents, original marketing communications material (including communications, art work, art boards, photography and negatives), sales literature, customer lists, distributor and supplier records, formulae, customer specifications, blueprints and drawings and other records, owned by and in the possession of Sellers and relating solely and exclusively to the Business;

    	(e) 	All Patents, Proprietary Information Technical Information and Trade
Names used by Sellers in the Business or as described in Schedules 6.26(a) and
6.26(b);

    	(f) 	All federal, state and local permits, licenses and similar
authorizations relating to the Business to the extent that the same are assignable to Purchasers; and

As of the date hereof the Transferred Assets, including assets designated as goodwill, are to have an aggregate value of $693,835.85.

    	2.2  Excluded Assets.

    	The assets listed in or described in Schedule 2.2 hereof, referred to as the Excluded Assets, shall be retained by Sellers and shall not be sold and transferred to System 3 on the Closing Date (defined below).

    	3.	Assumption of Liabilities.

    	3.1 	Assumed Liabilities.  On the Closing Date (defined below), System 3 shall assume and agree to pay, perform and discharge only those debts, obligations and liabilities of Sellers relating to or arising out of the conduct of the Business prior to or on the Closing Date, accrued or otherwise (the
"Assumed Liabilities"), which are expressly set forth in Schedule 3.1, including, without limitation, any executory agreements which arose from the
Business, but not completed prior to the Closing.  As of the Closing Date, the
Assumed Liabilities shall not exceed the aggregate of $693,835.35.

    	3.2 	Retained Liabilities.  Notwithstanding Section 3.1 above, the liabilities of the Business existing on the Closing Date (defined below) which are otherwise not expressly set forth in Schedule 3.1 (the "Retained Liabilities") shall be retained by Sellers and shall not be assumed by System 3 on the Closing Date (defined below).

    	4. Purchase Price. On the Closing Date (defined below), Purchasers agree to purchase the Transferred Assets in consideration of the following as set forth below:

    	4.1 	Forgiveness of Promissory Notes.  On the Closing Date (defined below),
GTMI shall deliver to Sellers a document, attached hereto as Schedule 4.1, forgiving repayment of amounts owed under those certain promissory notes of
$50,000 and $70,000, respectively, in favor or GTMI (the "October 25, 1996,
Promissory Note" and the "October 31, 1996, Promissory Note") in favor of GTMI
(such promissory notes are referred to collectively as the "Promissory Notes")
and cancellation of such Promissory Notes; and GTMI shall release Sellers from their Guaranties dated October 25, 1996, and October 31, 1996, respectively, of such Promissory Notes.

    	4.2 Repayment of First Union National Bank Note. On the Closing Date, Purchasers shall pay that certain note of Finish Line, a copy of which is attached hereto as Schedule 4.2, in the principal amount of $65,000, payable to the First Union National Bank of Jacksonville, Florida ("First Union National Bank Note").

    	4.3 Assumption by System 3 of the Assumed Liabilities. On the Closing Date, System 3 shall assume only the obligations underlying the Assumed Liabilities, as set forth in Section 3.1 of this Agreement.

    	4.4 Payment of Contingent Sum. In addition to the consideration provided in Sections 4.1, 4.2 and 4.3 hereof, Purchasers shall pay an additional amount, which shall be referred to as the "Contingent Sum." The amount of the Contingent Sum shall be equal to twenty percent (20%) of the Business Value (defined below) as of the last day of the fiscal quarter of System 3 during which occurs the third anniversary of this Agreement ("Valuation Date"), as provided more specifically in Sections 4.6 and 4.7 hereof and the Employment Agreement (defined below) attached as Schedule 10.5 hereto. Purchasers shall have the sole option of paying up to fifty percent (50%) of the Contingent Sum in the form of shares (the "Contingent Payment Shares") of restricted common stock, par value $0.004 per share, of GTMI ("GTMI Common Stock"), which shall carry certain registration rights, as set forth in Section 4.5 hereof, and shall compute the value of such Contingent Payment Shares according to the average, measured during the ten (10) trading days ending on the Valuation Date, of the daily closing mean between the opening bid and asked trading prices for GTMI Common Stock, provided that, the number of Contingent Payment Shares shall not exceed two percent (2%) of the total issued and outstanding shares of GTMI
Common Stock determined as of the Valuation Date.  Payment of the Contingent
Sum shall be made as soon as is practicable after the Final Appraisal Date (defined below), but in no event later than 90 days after the Final Appraisal
Date defined below).

    	For purposes of this Agreement the "Final Appraisal Date" shall be the date written notice is given to each of Sellers and Purchasers of the conclusive and binding determination of Business Value pursuant to Section 4.6 hereof.

    	4.5  Registration Rights.

    	4.5.1 Demand Registrations. (a) General. Seller shall have the right, upon the written request of the holders of all of the Contingent Payment Shares, that GTMI effect one registration of the Contingent Payment Shares, under and pursuant to the Securities Act and specifying the intended method of disposition thereof. GTMI shall give prompt written notice (in any event within ten (10) business days after its receipt of notice of the exercise of a Demand Registration) to the holders of GTMI Common Stock of GTMI's intention to effect such a registration and shall use its best efforts to include in such registration all of the Contingent Payment Shares with respect to which GTMI receives from the Sellers a written request for inclusion therein within fifteen
(15)days after the Sellers' receipt of GTMI's notice, which request shall specify the number of Contingent Payment Shares to be disposed and the intended method of disposition thereof. All registrations requested pursuant to this
Section 4.5.1(a) are referred to herein as "Demand Registrations."

	        	(b)  Number and Period of Demand Registrations.  Subject to the
provisions of Section 4.5.1(a), the Sellers shall be entitled, collectively, to request one Demand Registration during the three year period beginning with the date which is six months after the Final Appraisal Date ("Demand Registration
Period").  Transferees of the Contingent Payment Shares, other than the Sellers, shall not have the right to participate in any such registration statement and shall not be entitled to exercise any of the rights provided for in this section
4.5.

	        	(c)  Registration of Other Securities.  Whenever GTMI shall effect the
Demand Registration pursuant to Section 4.5.1(a) in connection with an underwritten offering by the holders of the GTMI Common Stock, no securities other than the Contingent Payment Shares shall be included among the securities covered by such registration unless (i) the managing underwriter of such offering shall have advised GTMI in writing that the inclusion of such other securities would not adversely affect such offering or (ii) such holders of
Contingent Payment Shares to be registered therein shall have consented in writing to the inclusion of such other securities.

	        	(d)  Registration Statement Form.  Demand Registration shall be on such appropriate registration form of the Commission (i) as shall be selected by
GTMI and (ii) as shall permit the disposition of such Contingent Payment Shares in accordance with the intended method or methods of disposition specified in the request for such registration.  GTMI agrees to include in any such registration statement all information that, in the opinion of counsel to the holder so requesting registration, or counsel to GTMI, is required to be included.

	        	(e)  Effective Registration Statement.  A registration requested pursuant to Section 4.5.1(a) shall not be deemed to have been effected and will not be considered the Demand Registration which may be requested pursuant to this Agreement if (i) a registration statement with respect thereto has not become effective or if the request for the Demand Registration is withdrawn prior to effectiveness, (ii) after it has become effective, it does not remain effective for a period of at least 180 days (unless the stock registered thereunder have been sold or disposed of prior to the expiration of such 180-day period) or such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason and has not thereafter become effective, or (iii) the conditions to closing specified in any underwriting agreement entered into in connection with such registration are not satisfied or waived other than by reason of the failure or refusal of the holder(s) of Contingent Payment Stock being sold to satisfy or perform a condition to such closing.  In any event,
GTMI shall pay all Registration Expenses (as defined herein) in connection with any such registration initiated but not so effected.

	        	(f)  Priority on Demand Registrations.  In the event that the managing underwriters of a requested Demand Registration advise GTMI in writing that in their opinion the number of Contingent Payment Shares proposed to be included in any such registration exceeds the number of securities which can be sold in such offering, GTMI shall include in such registration only the number of Contingent
Payment Shares (pro rata in accordance with the number of shares of Contingent
Payment Shares requested by each holder to be included in such registration)
which in the opinion of such underwriters can be sold.

	        	(g)  Permitted Interruptions.  GTMI may postpone (such postponement is referred to herein as a "Permitted Interruption") for a reasonable period of time (not to exceed 90 days, which may not thereafter be extended) the filing or the effectiveness of a registration statement for a Demand Registration if, at the time it receives a request for such registration (i) GTMI is engaged in any active program for repurchase of GTMI Common Stock and furnishes an
Officer's Certificate to that effect, (ii) GTMI is conducting or about to conduct an offering of GTMI Common Stock and GTMI is advised by the investment banker engaged by GTMI to manage such offering that such offering would be affected adversely by the registration so demanded and GTMI furnishes an
Officer's Certificate to that effect, or (iii) the board of directors of GTMI shall determine in good faith that such offering will interfere with a pending or contemplated financing, merger, acquisition, sale of assets, recapitalization or other similar corporate action of GTMI and GTMI furnishes an Officer's
Certificate to that effect.  After such Permitted Interruption GTMI shall effect such registration as promptly as practicable without further request unless such request has been withdrawn.

	        	(h)  Selection of Underwriters.  The holder of Contingent Payment
Shares requesting registration shall have the right to select such investment banker(s) as shall be reasonably acceptable to GTMI to administer the offering for which a Demand Registration is requested.  Such holder(s) shall, in its
(their) sole discretion, negotiate the terms of the underwriters' fees and expenses, the underwriting discount and commission and the transfer taxes to be paid by such holder.

	4.5.2.  Piggyback Registrations.

	        	(a)  General.  After the Final Appraisal Date, whenever GTMI proposes to register any shares of GTMI Common Stock under the Securities Act (other than a registration on Form 10 or solely for shares to be issued in connection with any employee benefit plan or a merger, consolidation or other business combination registered on Form S-4, or any successor form thereto) and the registration form to be used may be used for the registration of Contingent
Payment Shares (a "Piggyback Registration"), GTMI shall give prompt written notice (in any event within ten (10) business days after its receipt of notice of any exercise of other registration rights) to the holders of Contingent
Payment Shares of its intention to effect such a registration and shall use its best efforts to include in such registration all of the Contingent Payment
Shares with respect to which GTMI receives from any of such holders a written request for inclusion therein within fifteen (15) days after holder's receipt of
GTMI's notice, which request shall specify the number of Contingent Payment
Shares to be disposed of by the requesting holder and the intended method of disposition thereof.  If GTMI elects, prior to effectiveness, not to proceed with a primary registration of its common stock, it shall not be obligated to register any Contingent Payment Shares.

	        	(b)  Priority on Primary Registration.  If a Piggyback Registration is
an underwritten primary registration on behalf of GTMI and the managing underwriter(s) of such offering advise GTMI in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can reasonably be sold in such offering, then GTMI shall include in such registration (i) first, the securities that GTMI proposes to sell, (ii)
second, the Contingent Payment Shares requested to be included therein and (iii)
third, other securities requested to be included in such registration (pro rata in accordance with the number of Contingent Payment Shares requested by each holder to be included in such registration).  If the managing underwriter of such offering subsequently advises GTMI in writing that the number of securities which can be sold exceeds the number of securities included in the offering,
GTMI shall include in the registration, first, the securities that GTMI proposes to sell and second, such Contingent Payment Shares that the holder(s) had originally requested be included in the registration and third, such other securities originally proposed for inclusion in such registration.

	        	(c)  Priority on Secondary Registrations.  If a Piggyback Registration
is an underwritten secondary registration on behalf of holders of GTMI's securities other than the holder(s) of GTMI Common Stock and the managing underwriter(s) of such offering advise GTMI in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can reasonably be sold in such offering, then GTMI shall include in such registration (i) first, if such registration is being made on behalf of other stockholders of GTMI exercising demand registration rights, then the securities so requested to be included therein in accordance with such demand registration rights, (ii) second, the Contingent Payment Shares requested to be included in such registration (pro rata in accordance with the number of shares of GTMI Common Stock requested by each holder to be included in such registration) and (iii) third, other securities requested to be included in such registration.  If the managing underwriter of such offering subsequently advises
GTMI in writing that the number of securities which can be sold exceeds the number of securities included in the offering, GTMI shall include in the registration such additional securities that (i) first, the holder(s) of
Contingent Payment Shares had originally requested be included in the registration and (ii) second, others had originally proposed to include in the registration.

	        	(d) Other Registration.  If: (i) GTMI has previously filed a registration statement with respect to any Contingent Payment Shares pursuant to
Section 4.5.1(a) or 4.5.2(b) and (ii) such previous registration has not been withdrawn or abandoned, GTMI shall not file or cause to be effective any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities
Act (except on Form S-8 or S-4 or any successor form), whether on its own behalf or at the request of any holder of such securities, until a period of at least three (3) months has elapsed from the effective date of such previous registration.

	        	(e) Piggyback Not a Demand Registration.  Should a holder's
participation in a registration be pursuant to a Piggyback Registration in connection with: (i) an underwritten primary registration on behalf of GTMI as described in Section 4.5.2(b) or (ii) an underwritten secondary registration on behalf of holders of GTMI securities other than holder(s) of GTMI Common Stock as described in Section 4.5.2(c), then such participation shall not constitute a Demand Registration for purposes of Section 4.5.1(b).

    	4.5.3. Registration Expenses. (a) General. All expenses incident to GTMI's performance and execution of Demand Registrations or Piggyback Registrations, and GTMI's performance of or compliance with this Agreement, including without limitation, all registration and filing fees, fees and expenses of compliance with securities or Blue Sky Laws, expenses and fees for listing the securities on the appropriate securities exchanges, cost of liability insurance, all internal expenses, the expense of any annual audit or quarterly review, printing expenses allocable to the registration of securities other than the Contingent Payment Shares and fees and disbursements of counsel for GTMI and all independent certified public accountants (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance) (all such expenses being herein call "Registration Expenses") shall be borne by GTMI.

	        	(b) Payment of Expenses by the Holder(s) of Contingent Payment Shares.
The holder(s) shall pay the underwriters' fees and expenses, the underwriters'
discount and commission and the commissions and fees, if any, payable in respect of selling brokers, dealer managers or similar securities industry professionals, fees and expenses of holder's counsel, and transfer taxes allocable to the registration of the Contingent Payment Shares so included in any Demand or Piggyback Registration pursuant to this Agreement.

    	4.5.4 Resale of Continent Payment Shares. Notwithstanding any other provision hereof, the Purchasers may not resell more than one-sixth of the Contingent Payment Shares in any one calendar month.

     4.6   Valuation.

	        	(a) Within fifteen (15) days prior to the Valuation Date, each of
Sellers and Purchasers shall select an appraiser experienced in the valuation of businesses.  Within 60 days after their selection each appraiser shall determine the Business Value as of the Valuation Date.  As used herein, "Business Value"
shall mean the amount that may be realized if the Business owned and operated by
System 3 were sold as an entirety with reasonable promptness under conditions present on the Valuation Date in an arm's length transaction between an unrelated buyer and seller with neither being under compulsion to act.  If the values determined by the two appraisers are within five percent (5%) of each other, then the average thereof shall be the Business Value.  If the values determined by the two appraisers are greater than five percent (5%) of each other, then the two appraisers shall promptly select a third appraiser.  If such appraisers are unable within 10 days to agree upon a third appraiser, then the third appraiser shall be selected by the American Arbitration Association in
Atlanta, Georgia.  The third appraiser shall either select which of the two initial appraisals better represents the Business Value or shall make an independent determination thereof, and the appraisal selected by the third appraiser shall be the Business Value.  Any determination of the Business Value in accordance with this Section 4.6 shall be conclusive and binding upon the parties.  Each appraiser shall give written notice to Sellers and Purchasers, stating the determination by each such appraiser of the Business Value and shall furnish to Sellers and Purchasers a copy of such determination.  The cost of the appraisal shall be borne equally by Sellers and Purchaser.


	        	(b)	In determining the Business Value at the Valuation Date, all appraisers utilized therefor shall:

	        	(i)	Employ standards of value that are appropriate for a
privately-held corporation as opposed to a publicly-traded corporation;

        		(ii)	treat any transactions between System 3 and GTMI or any
affiliates thereof between the Closing Date and the Valuation Date as having been negotiated at arm's length; and

	        	(iii) consider System 3 as an independent and separate entity for purposes ofdetermining tax liability as a result of System 3's operations between the Closing Date and the Valuation Date, notwithstanding that the results of operations and balance sheet of System 3 may be consolidated with those of GTMI and its affiliates for tax purposes.

    	4.7  Purchasers' Optional Adjustment.  As soon as is practicable, but in no event later than seventy-five (75) days following the Closing Date, Purchasers shall cause to be prepared and delivered to Sellers an audited balance sheet for the Business as of the Closing Date (the "Closing Balance Sheet"), which shall include the verification of the value of the Transferred Assets and Assumed
Liabilities as of the Closing Date.  The Closing Balance Sheet shall include only assets and liabilities as of the close of business on the Closing Date in accordance with U.S. accounting principles generally accepted and consistently applied and shall be prepared as if the Closing Date were a fiscal year end.
Any difference ("Asset Value Difference") between the value of the Transferred
Assets as stated herein and the value shown on such Closing Balance Sheet shall constitute a breach of this Agreement.  Purchasers, at their sole option, may demand in writing from Sellers an immediate payment in cash or other property acceptable to Purchasers of the amount of the Asset Value Difference, in which case Sellers, within ten (10) days of receiving such written demand, shall pay to Purchasers an amount equal to the Asset Value Difference.  Purchasers may, in in their sole discretion, and without prejudice to any rights of action arising out of such breach, elect to offset the amount of the Asset Value Difference as follows:

       		(i) If the Asset Value Difference is no more than $10,000, an adjustment shall be made by Purchasers to the goodwill of the Business.

	       	(ii) If the Asset Value Difference is greater than $10,000, the amount of the Contingent Sum shall be reduced by the amount of the Asset Value
Difference plus interest at ten percent (10%) for the period from the date of this Agreement through the Valuation Date.

    	5. 	Closing.  The closing of this transaction (the "Closing") shall take place as of the close of business on November 15, 1996, (the "Closing Date") at the offices of GTMI located at 1121 Alderman Drive, Suite 200, Alpharetta,
Georgia 30202 or at such other place and date as the parties hereto agree to in writing.

    	6. Representations and Warranties of Sellers.

    	6.1 Organization and Good Standing; Due Authorization. Each of the Corporate Sellers is a corporation duly organized, validly existing, and in good standing under the laws of the state of Florida and each has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the states in which the charter and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in Sellers' Schedules (defined below) are complete and correct copies of the articles of incorporation and bylaws of each Corporate Seller as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transaction contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of each of Sellers' Articles of Incorporation or bylaws. Each of the Corporate Sellers' has taken all action required by law, its Articles of Incorporation, its bylaws or otherwise to authorize the execution and delivery of this Agreement. Each of the Corporate Sellers has full power, authority and legal right and has taken all action required by law, its Articles of Incorporation, bylaws and otherwise to consummate the transactions herein contemplated.

    	6.2 Title to Transferred Assets. At the Closing, each of Sellers shall have and System 3 shall receive good and marketable title to the Transferred Assets, free and clear of any lien, mortgage, charge, security interest, pledge or other encumbrance or other adverse claim or interest of any nature, except as set forth in Schedule 6.2 hereto. Each of Sellers is the sole and exclusive owner of the Transferred Assets as of the Closing Date. Each of Sellers has the right and power to assign all of its rights, title and interest in and to the Transferred Assets. Each of Sellers further represents and warrants that the Transferred Assets constitute all of Sellers' rights and interests in, and each of Sellers has not made any prior transfer, sale, assignment, pledge, hypothecation or encumbrance to any other person or entity any right or interest in, the Transferred Assets, except as set forth in Schedule 6.2 hereto. The Transferred Assets to be assigned to System 3 include all rights, properties and assets necessary to permit System 3 to conduct the Business in the manner conducted prior to the Closing Date.

    	6.3 Binding Obligation; No Default. Each of Sellers has duly taken all action necessary to authorize the execution, delivery and performance of this Agreement and the other instruments and agreements contemplated hereby. Such execution, delivery and performance does not and will not, to the best of each of Sellers' knowledge, constitute a default under or a violation of any agreement, order, award, judgment, decree, statute, law, rule, regulation or any other instrument to which each of Sellers is a party or by which each of Sellers or the property of each of Sellers may be bound or may be subject. This Agreement constitutes the legal, valid and binding obligation of each of Sellers, enforceable against each of Sellers in accordance with its terms.

    	6.4 Compliance with Other Instruments, etc. Neither the execution and delivery of this Agreement by Sellers nor compliance by Sellers with the terms and conditions of this Agreement will: (a) require Sellers to obtain the consent of any governmental agency; (b) constitute a material default under any indenture, mortgage or deed of trust to which each of Sellers is a party or by which each of Sellers or its properties may be subject; (c) cause the creation or imposition of any lien, charge or encumbrance on any of ita assets; or (d) breach any statute or regulation of any governmental authority, domestic or foreign, or will on the Closing Date conflict with or result in a breach or any of the terms or conditions of any judgment, order, injunction, decree or ruling of any court or governmental authority, domestic or foreign, to which each of Sellers is subject.

    	6.5 Consents. No consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority or any third party is required to be made or obtained by Sellers in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

    	6.6 	Books and Records.  The books of account and other financial records of Sellers are complete and correct in all material aspects, and have been maintained in accordance with sound business practices.  The minute books of
Sellers, as previously made available to Purchasers and its legal counsel, contain accurate records of all meetings and accurately reflect all other material corporate action of the shareholders, directors and any committees of the Board of Directors of Sellers.

    	6.7 	Financial Information.  On Schedule 6.7 Sellers shall furnish to
Purchasers true and complete copies of its most recent financial statement or, if such financial statement is not available, its most recent trial balance.

    	6.8 	No Undisclosed Liabilities.  Except as set forth on Schedule 6.8 hereto, none of Sellers has any material liabilities or obligations of any nature (absolute, accrued, contingent or otherwise) except for liabilities and obligations incurred since the date thereof in the ordinary course of Sellers' business and consistent with past practice and which, in any event, in the aggregate, would not have a Material Adverse Effect (defined below).

    	6.9 	Absence of Certain Changes.  Except as and to the extent set forth on
Schedule 6.9 hereto or except as otherwise expressly contemplated hereby since the date of the financial information provided on Schedule 6.7 hereto, none of
Sellers has:

	   	(a) 	Suffered any material adverse change in its financial condition, assets, liabilities (absolute, accrued, contingent or otherwise), or reserves, and no event has occurred and no action has been taken by Sellers or, to the best knowledge of Sellers, any other person, nor is any such event or action contemplated or, to the best knowledge of Sellers, threatened, which might reasonably be expected to have a material adverse effect on the Transferred
Assets or the operations or condition (financial or otherwise) of the Business
("Material Adverse Effect"), except that no representation or warranty is made as to general economic conditions or matters affecting Sellers' industry generally;

	   	(b) 	Suffered any material adverse change in its business, operations or prospects;

	   	(c) 	Experienced any shortage of raw materials or supplies;

	   	(d) 	Incurred any short-term or long-term liabilities or obligations
(absolute, accrued, contingent or otherwise) except reasonable items incurred in the ordinary course of business and consistent with past practice, none of such short-term or long-term liabilities or obligations exceeds $10,000 individually, or $25,000 in the aggregate, (counting obligations or liabilities arising from one transaction or a series of similar transactions, and all periodic installments or payments under any lease or other agreement providing for periodic installments or payments, as a single obligation or liability), or increased or changed any assumptions underlying or method of calculating, any bad debt, contingency or other reserves;

 	  	(e)	 Paid, discharged or satisfied any claims, liabilities or obligations
(absolute, accrued, contingent or otherwise) other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of liabilities;

	   	(f) 	Permitted or allowed any of its property or assets (real, personal or mixed, tangible or intangible) to be subjected to any mortgage, pledge, lien, security interest, encumbrance, restriction or charge of any kind;

   		(g) 	Written down the value of any inventory in excess of $10,000
(including write-downs by reason of shrinkage or markdown) or written down or written off as uncollectible any notes or accounts receivable in excess of
$10,000;

   		(h) 	Canceled any debts or waived any claims or rights in excess of
$10,000;

   		(i) 	Sold, transferred or otherwise disposed of any of its properties or assets in excess of $10,000 (real, personal or mixed, tangible or intangible);

	   	(j) 	Disposed of or permitted to lapse any rights to the use of any Patent or Trade Name necessary to permit each of Sellers to conduct its business or develop its products, or disposed of or disclosed to any person, other than representatives of Purchasers, any Proprietary Information or Technical
Information not theretofore a matter of public knowledge necessary to permit each of Sellers to conduct its business or develop its products;

	   	(k) 	Granted any general increase in the compensation of officers or employees (including any such increase pursuant to any bonus, pension, profit sharing or other plan or commitment) other than in the ordinary course of business and consistent with past practice, or any increase in the compensation
(including, without limitation, salary and bonus) payable or to become payable to any officer or key employee;

	   	(1) 	Made any single capital expenditure or commitment in excess of $10,000 for additions to property, plant, equipment or intangible capital assets or made aggregate capital expenditures and commitments in excess of $10,000 for additions to property, plant, equipment or intangible capital assets;

	   	(m) 	Declared, paid or set aside for payment any dividend or other distribution in respect of its capital stock or redeemed, purchased or otherwise acquired, directly or indirectly, any shares of capital stock or other securities of Sellers;

   		(n) 	Made any change in any method of accounting or accounting practice;

	   	(o) 	Paid, lent or advanced any amount to, or sold, transferred or leased any properties or assets (real, personal or mixed, tangible or intangible) to, or entered into any agreement or arrangement with, any "Affiliate" or
"Associate" of Sellers as such terms are defined in Rule 405 promulgated by the
Commission under the Securities Act of 1933, as amended, or any officer, director or shareholder of Sellers (collectively, "Affiliates" or individually, an "Affiliate");

	   	(p) 	Made any gifts, or sold, transferred or exchanged any property of any material value for less than the fair value thereof;

	   	(q) 	Suffered any material casualty loss or damage (whether or not covered by insurance); or

	   	(r) 	Agreed, whether in writing or otherwise, to take any action described in this Section 6.9.

    	6.10 	Plant and Equipment.  The material plants, buildings, fixtures, structures and equipment owned, leased or used by Sellers are in good operating condition and repair, ordinary wear and tear excepted, are adequate for the uses to which they are being put, and are structurally sound with no material defects. Included in Schedule 2.1 hereto is an accurate and complete list of all of the fixed assets of Sellers with a value in excess of $1,000.

    	6.11	 Leases.  Schedule 6.11 hereto is an accurate and complete list of all leases pursuant to which each of Sellers leases real or any material item of personal property.  A true and correct copy of each such lease has been delivered to Purchasers, and no changes have been made thereto since the date of delivery.  Except as set forth in Schedule 6.11 hereto, each such lease is valid and in full force and effect, there are no existing material defaults by Sellers thereunder, and, to the best knowledge of Sellers, no event has occured which
(with notice, lapse of time or both) would constitute a default thereunder by any party.  Except as set forth on Schedule 6.11 hereto, each of
Sellers is currently in compliance in all material respects with all laws, rules, regulations and ordinances relating to zoning and land use restrictions which are applicable to any portion of the land subject to the real property leases set forth in Schedule 6.11 hereto.  Except as set forth on Schedule 6.11 hereto, no consent is required from the lessor under any lease of real or personal property listed on Schedule 6.11 prior to the consummation of the transactions contemplated hereby.

    	6.12 	Tax Returns.  On or before Closing, Sellers shall deliver to
Purchasers true and correct copies of Corporate Sellers' Tax Returns and Statements (defined below). Except as set forth in such Tax Returns and Statements, each of Sellers has (i) filed or has caused to be filed all federal, state and local and all material foreign, territorial, franchise, income, sales, gross receipts and all other tax returns and statements required to be filed by each of Sellers or on its behalf and which were due prior to the date of this Agreement (the "Tax Returns and Statements"), (ii) paid within the time and in the manner prescribed by law all Taxes (defined below), due for all periods ending on or prior to the date of this Agreement, except with respect to Taxes which are immaterial in amount and the failure to so pay or file would not result in material penalties and would not have a Material Adverse Effect, and
(iii) established adequate reserves for the payment of all unpaid Taxes as of the Closing Date. The Tax Returns and Statements are true, complete and accurate, in all material respects. Since January 1, 1995, no tax assessment has been made nor deficiency been proposed against Corporate Sellers or their shareholders which has not been paid or for which an adequate reserve has not been set aside. Should such an assessment be made in respect of the operations of the Business prior to the date of this Agreement, any additional liability therefor shall be the sole responsibility of Sellers. Except as set forth in such Tax Returns and Statements, the Tax Returns and Statements are not currently, nor have they since each of Corporate Sellers' inception been, the subject of any audit or other administrative or court proceeding by any federal, territorial, state, local or foreign governmental agency. None of Sellers has received any notice that any of the Tax Returns and Statements is now being or will be examined or audited, and no consents extending any applicable statute of limitations have been filed.

    	For purposes of this Agreement, "Taxes" shall mean any and all taxes, levies, assessments, charges or other fees, together with any interest, penalties or other additions, imposed by any governmental authority upon Sellers.

    	6.13 	Transactions with Affiliates.  Except as set forth on Schedule 6.13 hereto, no Affiliate of any of Sellers has any interest, directly or indirectly, in any lease, lien, contract, license, encumbrance, loan or other agreement to which any of Sellers is a party, or any interest in any competitor, supplier or customer of any of Sellers.  Except as set forth item by item on Schedule 6.13 hereto, and except for loans made after the date of this Agreement by Affiliates to Corporate Sellers from time to time for working capital at interest rates not more than market rates in the aggregate amount not to exceed $50,000 ("Affiliate
Working Capital Loans"), none of Sellers is indebted, directly or indirectly, to any Affiliate of Sellers, for any liability or obligation, whether arising by reason of stock ownership, contract, oral or written agreement or otherwise.
No Affiliate is indebted, directly or indirectly, to Sellers.  Schedule 6.13 is a complete and accurate list of all employees of Sellers owing more than $1,500 in principal (provided that the aggregate principal amount owed by employees to
Sellers not set forth on Schedule 6.13 shall not exceed $10,000) plus accrued interest, to Sellers, other than travel or other employee advances (not exceeding $1,000 to any one person) in the ordinary course of business, setting forth the amounts owed, the applicable interest rates, a description of the security and the maturity dates of all such debts.

Except as set forth on Schedule 6.13 hereto, no Affiliate (i) is a party to any contract or arrangement with Sellers pursuant to which it directly provides material services to Sellers, or (ii) is a party to any contract or arrangement with a third party, to which none of Sellers is a party, but under which any Seller receives any material amount of goods or services from said third party. Except as set forth on Schedule 6.13 hereto, all goods and services provided to any of Sellers by any of its Affiliates and all goods and services provided to any of its Affiliates by any of Sellers, at any time since each of Sellers' inception have been charged to the recipient at a price that would have been acceptable to an unrelated third party receiving such goods and services in an arm's-length transaction with the provider.

    	6.14	Contracts and Commitments.  Except as set forth on Schedule 6.14:

	   	(a)  None of Sellers has entered into any outstanding agreements, contracts or commitments or restrictions which, individually or in the aggregate, are material to its business, operations or prospects, or which require the making of any charitable contribution;

   		(b)  No purchase contracts or commitments of Sellers continue for a period of more than 30 days or are in excess of the normal, ordinary and usual requirements of its business or, to the best knowledge of Sellers, at any excessive price;

	   	(c) 	None of Sellers has entered into any contracts or commitments pursuant to which any of Sellers is, as of the date hereof, required to obtain or maintain, on behalf of itself or any of its directors, officers or employees, any facility or personnel security clearances from the U.S. Department of
Defense or any other agency of the U.S. Government;

   		(d) 	There are no outstanding sales contracts, purchase orders, commitments or proposals of Sellers which continue for a period of more than 30 days or will likely result in any loss to Sellers upon completion or performance thereof;

	   	(e) 	None of Sellers has entered into any outstanding contracts with officers, employees, agents, consultants, advisors, salesmen, sales representatives or suppliers that are not cancelable by it on notice of not longer than 30 days and without liability, penalty or premium, or any agreement or arrangements providing for the payment of any bonus or commission based on sales or earnings;

   		(f) 	None of Sellers has entered into any outstanding employment agreement, or any other outstanding agreement that contains any severance or termination pay liabilities or obligations;

   		(g) 	None of Sellers is a party to any collective bargaining agreement or other contract or agreement with any labor organization;

   		(h) 	None of Sellers is restricted by agreement from carrying on its business anywhere in the world;

   		(i) 	None of Sellers has incurred any outstanding debt obligation for borrowed money, including guarantees of or agreements to acquire any such debt obligation of others as reflected on Schedule 3.1;

   		(j)	 None of Sellers is a party to any contract, subcontract or agreement with the U.S. Government or any agency or instrumentality thereof, or with any territorial or state government or any agency or instrumentality thereof; and

   		(k)	 None of Sellers has entered into any outstanding loan with or to any person other than (i) as reflected on Schedule 3.1 (ii) for amounts not more than $5,000 to any individual and $25,000 in the aggregate, and (iii) Affiliate
Working Capital Loans.

    	6.15 	Compliance with Contracts; Delivery of Certain Contracts.  None of
Sellers is in default under any material contract, commitment, obligation or agreement, including, without limitation, those listed in Schedules 6.11, 6.14 and 6.27 hereto, except for those which would not have a Material Adverse
Effect, and no act or omission by Sellers has occurred which, with notice or lapse of time or both, would constitute such a default under any term or provision of any such contract or agreement. Each of the agreements referred to in Schedules 6.11, 6.14 and 6.27 hereto is valid and in full force and effect. To the best knowledge of Sellers, no party is in default under any agreement referred to in Schedules 6.11, 6.14 and 6.27 hereto, and to the best knowledge of Sellers, no act or omission has occurred by any party which, with notice or lapse of time or both, would constitute such a default under any term or provision thereof. Each of Sellers has previously delivered to Purchasers a true and correct copy of each agreement, contract, commitment or restriction listed on Schedules 6.11, 6.14 and 6.27 hereto, including all amendments and modifications thereof.

    	6.16 	Insurance.  Schedule 6.16 contains an accurate and true description of all existing policies of fire, liability, worker's compensation and all other forms of insurance owned or held by, or covering the business, properties or assets of, Sellers.  All such policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the date hereof have been paid, and no notice of cancellation or termination has been received by Sellers with respect to any such policy.  Such policies will remain in full force and effect through the respective dates set forth on Schedule 6.16 without additional premiums being paid or properly accrued as an additional liability; and will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement.  Schedule 6.16 also
(i) describes all products liability claims made since each of Sellers'
inception, and all other claims (except medical and dental) pending or made since each of Sellers' inception under such insurance policies and (ii)
identifies all types of insurable risks which each of Sellers and its Board of
Directors has designated as being self insured.  Except as set forth in Schedule
6.16, none of Sellers has been turned down at any time since each of Sellers'
inception for any insurance with respect to its assets or operations, nor has its coverage been limited by any insurance carrier to which it has applied for any such insurance or with which it has carried insurance during the last three years.

    	6.17 	Labor Difficulties.  Except to the extent set forth in Schedule 6.17:

	   	(a)  To the best knowledge of Sellers, no employee of Sellers is in violation of, or has threatened any violation of, any material term of any employment contract or any other contract or agreement relating to the relationship of such employee with Sellers or any other party, including any employee handbook and/or personnel policy manual of each of Sellers except for violations which would not, individually or in the aggregate, have Material
Adverse Effect;

	   	(b)  Each of Sellers has complied in all material respects with each and every term, provision, section and part of any written employment contract or agreement, including any employee handbook and/or personnel policy manual, that each of Sellers has or has had with any individual who has performed work for
Sellers;

	   	(c)  There is no unfair labor practice charge or similar charge, complaint, allegation or other process or claim pending or, to the best knowledge of
Sellers, threatened against Sellers before the National Labor Relations Board
(the "NLRB") or any other federal, territorial, state or local governmental agency or other entity;

   		(d)  There is no labor dispute, strike, slowdown, work stoppage or other job action pending or, to the best knowledge of Sellers, threatened against or otherwise affecting Sellers;

   		(e)  No petition for election or similar charge, complaint, allegation or other process or claim is pending or, to the best knowledge of Sellers, threatened against Sellers before the NLRB, any region of the NLRB, or any other federal, territorial, state or local governmental agency or other entity, and no organizing campaign or other effort is underway or, to the best knowledge of
Sellers, threatened by any labor organization to organize any employees of
Sellers;

   		(f)  None of Sellers has experienced any labor dispute, strike, slowdown, work stoppage, or other job action since its inception; and

	   	(g)  There is not pending or, to the best knowledge of Sellers, threatened against Sellers any complaint, charge, allegation or other process or claim whatsoever, other than those which would not, individually or in the aggregate, have a Material Adverse Effect, (i) alleging any violation of the Occupational
Safety and Health Act or any other federal, territorial, state or local law governing health and/or safety in the workplace; (ii) seeking compensation, benefits and/or penalties pursuant to any Workers' Compensation Act or similar law; (iii) seeking any compensation or benefits pursuant to any Unemployment
Insurance Act or similar law; (iv) alleging any violation of the Immigration
Reform and Control Act of 1986 or any similar law; (v) alleging any violation of the Fair Labor Standards Act or any other federal, territorial, state or local law governing wage and/or hour issues; (vi) alleging any violation of any federal, territorial, state or local child labor law; and/or (vii) alleging any other federal, territorial, state or local law relating to or governing employment or labor matters.

    	6.18  Litigation.  Except as set forth in Schedule 6.18 hereto:

	   	(a)  there is no pending or, to the best knowledge of Sellers, threatened complaint, charge, claim, action, suit or arbitration proceeding before any federal, territorial, state, municipal, foreign or other court or governmental or administrative body or agency, or any private arbitration tribunal or any investigation or inquiry before any federal, territorial, state, municipal, foreign or other court or governmental or administrative body or agency against, relating to or affecting (i) Sellers or any director, officer, agent or employee thereof in his or her capacity as such, (ii) the assets, properties or business of Sellers, or (iii) the transactions contemplated by this Agreement, nor, to the best knowledge of Sellers, is there any basis for any such complaint, charge, claim, action, suit, arbitration proceeding, investigation or inquiry which could have an adverse effect on the assets, property, business or prospects of Sellers;

   		(b)  There is not in effect any order, judgment or decree of any court or governmental or administrative body or agency enjoining, barring, suspending, prohibiting or otherwise limiting Sellers or, to the best knowledge of Sellers, any officer, director, employee or agent thereof from conducting or engaging in any aspect of the business of Sellers, or requiring Sellers or, to the best knowledge of Sellers, any officer, director, employee or agent thereof to take certain action with respect to any aspect of the business of Sellers which could reasonably be anticipated to have a Material Adverse Effect; and

   		(c)  None of Sellers is in violation of or default under any applicable order, judgment, writ, injunction or decree of any federal, territorial, state, municipal, foreign or other court or regulatory authority.

    	6.19 No Condemnation or Expropriation. Neither the whole nor any portion of the lease holds or any other assets of Sellers is subject to any governmental decree or order to be sold or is being condemned, expropriated or otherwise taken by any public authority with or without payment of compensation therefor, nor, to the best knowledge of Sellers, has any such condemnation, expropriation or taking been proposed.

    	6.20 Compliance with Law. The operations of Sellers have been conducted in accordance with all applicable laws, regulations and other requirements of all national governmental authorities, and of all territories, states, municipalities and other political subdivisions and agencies thereof having jurisdiction over Sellers, including, without limitation, all such laws, regulations, ordinances and requirements relating to environmental, antitrust, consumer protection, labor and employment, zoning and land use, currency exchange, immigration, health, occupational safety, pension, securities, defense procurement and trading with the enemy matters, except as disclosed in Schedule
6.20 hereto and except for violations which would not, individually or in the aggregate, have a Material Adverse Effect. Except as set forth in Schedule
6.20, none of Sellers has received any notification since its inception of any asserted present or past failure by Sellers to comply with such laws, regulations, ordinances or requirements. Each of Sellers has all permits, authorizations and consents necessary for the operation of its business except for those which the failure to have would not, individually or in the aggregate, have a Material Adverse Effect.

    	6.21  Employee Benefits.

	   	(a) 	Except for the plans, agreements, arrangements and practices set forth in Schedule 6.21 hereto (collectively, the "Employment Plans"), neither Sellers nor any Affiliate maintain or contribute to, or is obligated or required to contribute to, any bonus, deferred compensation, severance or termination pay, pension, profit sharing, stock purchase, stock grant, stock option, group life insurance, health care, hospitalization insurance, disability, retirement or any other employee benefit or fringe benefit plan, agreement, arrangement or practice, whether formal or informal and whether legally binding or not, which covers employees of Sellers.  Neither Sellers nor any Affiliate has any
commitment, whether formal or informal and whether legally binding or not, to create or contribute to any additional such plan.

	   	(b)  Each Employment Plan, including each Employment Plan which is an
"employee pension benefit plan," as such term is defined in Section 3(2) of the
Employee Retirement Income Security Act of 1974, as amended ("ERISA") (the
"Pension Plans"), is defined in Section 3(l) of ERISA (the "Welfare Plans"), in all respects conforms to, and is and has been operated in compliance with, applicable law, including, but not limited to, ERISA and the Internal Revenue
Code of 1986, as amended (the "Code").

	   	(c)  Neither Sellers nor any Affiliate, nor any of the Pension Plans, nor
any of the Welfare Plans nor any trust created thereunder, nor, to the best knowledge of Sellers, any trustee or administrator thereof, has engaged in a prohibited transaction (within the meaning of Section 406 of ERISA and Section
4975 of the Code) which might subject Sellers to any material liability or civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section
4975 of the Code.

	   	(d)  Full payment has been duly made or reserved for by Sellers of all amounts that each of Sellers or any Affiliate is required under the terms of all
Employment Plans to pay as contributions to such Employment Plans, with respect to employees of Sellers covered by such Plans, on or prior to the Closing Date.

   		(e)  None of the Pension Plans is a "multi-employer plan," as such term is defined in Section 3(37) of ERISA.

	   	(f)  None of Sellers, any Affiliate nor, to the best knowledge of Sellers, any administrator or fiduciary of any Pension Plan or Welfare Plan have engaged in any transaction or acted or failed to act in a manner which could subject
Sellers to any liability for a breach of fiduciary duty under ERISA.

  	 	(g)  Neither Sellers nor any Employment Plan are obligated to make payment of post-retirement life, accidental death, medical or disability insurance benefits of any type, excluding for this purpose the provision of any such benefits as a result of an individuals exercise of his or her conversion rights under the Consolidated Omnibus Budget Reconciliation Act of 1986, to, or with respect to, any former employee of Sellers.

	   	(h)  True and complete copies of each of the following documents have been delivered to Purchasers:  (i) each Welfare Plan and each Pension Plan, related trust agreements, annuity contracts, or other funding instruments; (ii) each
Employment Plan and complete descriptions of any such plans that are not in writing; (iii) the most recent determination letter issued by the Internal
Revenue Service with respect to each Pension Plan; (iv) Annual Reports on Form
5500 Series required to be filed with any governmental agency for each Welfare
Plan and each Pension Plan for the two most recent plan years; and (v) actuarial reports, consisting of the Schedule B and attachments to the Form 5500 Series prepared for the last two plan years for each Pension Plan.

    	6.22 Absence of Questionable Payments. Neither Sellers nor, to the best knowledge of Sellers, any of their directors, officers, agents, employees or other persons acting on their behalf or for their benefit have used any corporate or other funds for unlawful contributions, payments, gifts, or entertainment, or made any unlawful expenditures relating to political activity to government officials or others or established or maintained any unlawful or unrecorded funds for such purpose. None of Sellers nor, to the best knowledge of each of Finish Lines, Marketing and Racing, any of its directors, officers, agents, employees or other persons acting on its behalf or for its benefit, has accepted or received any unlawful contributions, payments, gifts, or expenditures.

    	6.23  Personnel.  On or before Closing, Sellers shall deliver to Purchasers a true and complete list of the wage rates for all non-salaried and salaried employees of Sellers by classification.

    	6.24 Real Property Holding Corporation. None of Corporate Sellers is a U.S. Real Property Holding Corporation within the meaning of Section 897(c)(2) of the Code.

    	6.25 	Accuracy of Information Furnished.  No representation or warranty by
Sellers contained in this Agreement or in respect of the exhibits, schedules or documents delivered to Purchasers by Sellers and expressly referred to herein, and no statement contained in any certificate furnished or to be furnished by or on behalf of Sellers pursuant hereto, or in connection with the transactions contemplated hereby, contains, or will contain as of the date such representation or warranty is made or such certificate is or will be furnished, any untrue statement of a material fact, or omits, or will omit to state as of the date such representation or warranty is made or such certificate is or will be furnished, any material fact which is necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.  True and correct copies of each agreement and other document referred to in the schedules hereto have been furnished by Sellers to
Purchasers.

    	6.26 	Title to Patents and Trade Names.  At the Closing, Purchasers shall receive good and marketable title to the Patents set forth in Schedule 6.26(a)
and Trade Names set forth in Schedule 6.26(b), free and clear of any lien, mortgage, charge, security interest, pledge or other encumbrance or other adverse claim or interest of any nature.  Each of Sellers is the sole and exclusive owner of the Patents and Trade Names, the issued or granted Patents are valid, and in full force and effect as of the Closing Date.  Each of Sellers is the party named in the Patents and is the party who made, or caused to be made the application for the letters of patent.  Each of Sellers has the right and power to assign the Patents and Trade Names and has made no prior transfer, sale or assignment of all or any part of the Patents and Trade Names and the exploitation of the Patents and Trade Names do not and will not infringe the rights granted to any other person by any United States or other patent or proprietary interest of any kind or nature.  Each of Sellers further represents and warrants that the Patents and Trade Names constitute all of each of Sellers'
rights and interests in, and none of Sellers has transferred or conveyed to any other person or entity any right or interest in, any patents, patents pending, industrial designs, utility models and applications for patent and method of use or manufacture and any patents issued thereon and any continuations or reissues thereof, including any continuation in-part or divisional patent application thereof, and all foreign counterparts and extensions thereof, and all of the
Technical information and Proprietary Information or improvements thereto in existence on the date hereof or thereafter developed, including, but not limited to all information contained in all pending patent applications or patents, that are pertinent in any manner whatsoever to the development, testing, registration, assembly, manufacture, use or sale of all products and services related to the Business.

    	6.27 	Real Properties.  Schedule 6.27 hereto is an accurate and complete list of all real property owned by Corporate Sellers, together with a description of every mortgage, deed of trust, pledge, lien, agreement, encumbrance, claim or equity interest of any nature whatsoever in such real property.

    	6.28 Securities Warranties. With respect to the GTMI Common Stock, each of the Sellers hereby represents and warrants to GTMI that:

    	(a)  The GTMI Common Stock which may be acquired for the account of each of the Sellers and not with a view to sale in connection with any distribution of the GTMI Common Stock;

    	(b) Each of the Sellers is acquiring the GTMI Common Stock hereunder without having received any form of general solicitation or general advertising;

    	(c) Each of the Sellers or his representative, if any, has been provided with, or given reasonable access to, full and fair disclosure of all material information concerning GTMI;

    	(d) Each of the Sellers has a preexisting personal or business relationship with GTMI or certain of its officers, directors or controlling persons, or by reason of his business or financial experience, each of the Sellers can reasonably be assumed to have the capacity to represent his own interests in connection with this Agreement;

    	(e) Each of the Sellers understands and hereby acknowledges that the GTMI Common Stock will be issued pursuant to those restrictions imposed by and exemptions available pursuant to applicable federal and state laws and that the certificates to be issued in respect of the GTMI Common Stock may bear a legend in a form satisfactory to counsel for GTMI; in part, GTMI's reliance upon such exemptions is based on the representations and warranties made by each of the Sellers in this Section 6.28;

    	(f) Each of the Sellers agrees that the certificates to be issued in respect of the GTMI Common Stock may bear a legend in a form satisfactory to counsel for GTMI reflecting the status of the GTMI Common Stock as restricted securities under Rule 144(a)(3) promulgated under the Securities Act and acknowledges that the transfer agent or registrar for GTMI may be instructed to restrict the transfer of the GTMI Common Stock, in accordance with such legend and any other restrictions provided in this Agreement;

    	(g) Each of the Sellers hereby agrees that: (i) he will not sell, transfer, hypothecate, pledge, assign or otherwise dispose of any of the GTMI Common Stock, except pursuant to the terms of this Agreement; and (ii) to a registration statement filed under the provisions of the Securities Act, a favorable no-action or interpretive letter received from the Commission or an opinion of counsel satisfactory to GTMI that such sale, transfer, hypothecation, pledge, assignment or other disposition is exempt from the registration requirements of the Securities Act and in Georgia and Florida, pursuant to an opinion of counsel satisfactory to GTMI that such sale, transfer, hypothecation, pledge, assignment or other disposition is exempt from the registration requirements of the Securities Act and does not in any way violate the terms of this Agreement; and

    	(h) Each of the Sellers hereby acknowledges that: (i) the shares of GTMI Common Stock referred to herein are being acquired after adequate investigation of the business plan and prospects of GTMI; (ii) each of the Sellers is not relying upon the accuracy of any predictions as to the future prospects or developments of GTMI or its business and is well informed as to the business of GTMI and has reviewed its operations and financial statements; (iii) each of the Sellers or their professional advisors has discussed the financial condition and business operations of GTMI with the officers and directors of GTMI and has been afforded the opportunity to ask questions with respect thereto; and (iv) each of the Sellers specifically acknowledges that the shares of GTMI Common Stock are speculative and involve a very high degree of risk and that there can be no assurance that GTMI will achieve its business objectives or, in particular, that it will ever have cash available for distribution to its stockholders.

    	7.  Representations and Warranties of Purchasers.

    	7.1 Organization and Good Standing; Due Authorization. GTMI and System 3 are corporations duly organized, validly existing, and in good standing under the laws of the states of Florida and Delaware, respectively, and each has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the states in which the charter and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in Purchasers' Schedules (defined below) are complete and correct copies of the articles of incorporation and bylaws of Purchasers as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transaction contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Purchasers' articles of incorporation or bylaws. Each of Purchasers has taken all action required by law, its articles of incorporation, its bylaws or otherwise to authorize the execution and delivery of this Agreement. Each of Purchasers has full power, authority and legal right and has taken all action required by law, its articles of incorporation, bylaws and otherwise to consummate the transactions herein contemplated.

    	7.2  Binding Obligation; No Default.  Each of Purchasers has duly taken all corporate action necessary to authorize the execution, delivery and performance of this Agreement and the other instruments and agreements contemplated hereby.
Such execution, delivery and performance does not and will not, violate each of their respective Articles of Incorporation or Bylaws, or to the best of
Purchasers' knowledge, constitute a default under or a violation of any agreement, order, award, judgment, decree, statute, law, rule, regulation or any other instrument to which Purchasers or the property of Purchasers may be bound or may be subject.  This Agreement constitutes the legal, valid and binding obligation of Purchasers enforceable against Purchasers in accordance with its terms.

    	7.3 Compliance with Other Instruments, etc. Neither the execution and delivery of this Agreement by Purchasers nor compliance by Purchasers with the terms and conditions of this Agreement will: (a) require Purchasers to obtain the consent of any governmental agency; (b) result in any violation or breach of any term or provision of the Articles of Incorporation or Bylaws of Purchasers; (c) constitute a material default under any indenture, mortgage or deed of trust to which each of Purchasers is a party or by which Purchasers or its property may be subject; (d) cause the creation or imposition of any lien, charge or encumbrance on any of its assets; or (e)breach any statute or regulation of any governmental authority, domestic or foreign, or will on the Closing Date conflict with or result in a breach of any of the terms or conditions of any judgment, order, injunction, decree or ruling of any court or governmental authority, domestic or foreign, to which each of Purchasers is subject.

    	7.4 Consents. No consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority or any third party is required to be made or obtained by Purchasers in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

    	7.5 Litigation. To the best of Purchasers' knowledge, there is no claim, action, suit, proceeding or investigation pending or, threatened, against or involving Purchasers which questions the validity of this Agreement or seeks to prohibit, enjoin or otherwise challenge the transactions contemplated hereby, and to the best of Purchasers' knowledge, there is no basis for any such claim, action, suit, proceeding or governmental investigation pending or, threatened against or involving Purchasers before any court, agency or other governmental body which might materially and adversely affect the transactions contemplated by this Agreement.

    	7.6 Title to the GTMI Common Stock. Upon delivery to Sellers of the certificates described in Section 4.4 of this Agreement, Sellers will receive good and marketable title to the GTMI Common Stock, and all such GTMI Common Stock shall be received by Sellers as validly issued, fully paid and nonassessable, free and clear of all pledges, liens, encumbrances, security interests, equities, options, claims, charges, limitations on voting rights or rights to receive dividends, or other restrictions of any kind (other than any generally imposed by federal, corporate or territorial securities laws or as otherwise provided for in this Agreement).

    	7.7 Compliance With Exchange Act. As of the Closing, Purchasers shall be current in all filings required to be tendered to the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Sellers have heretofore been furnished with true, complete and correct copies of the following: (a) GTMI's Annual Report on Form 10KSB for the fiscal year ended December 31, 1995, as filed with the Commission; (b) GTMI's Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30, and September 30, 1996, as filed with the Commissions; and (c) all other reports or registration statements filed by GTMI with the Commission since January 1, 1996
(collectively, the "Commission Filings"). Since January 1, 1996, GTMI has filed all reports, registration statements and other documents required to be filed by it under the Exchange Act. None of such forms, reports and statements, including, without limitation, any financial statements, exhibits and schedules included therein and documents incorporated therein by reference, at the time filed, or declared or it became effective, as the case may be, contained, or now contains, and at the Closing Date will contain, an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

    	8.	Conditions to Sellers' Obligations.

    	The obligations of each of Sellers to consummate the transactions contemplated by this Agreement, both at the Closing and subsequently, are subject to the fulfillment at the Closing of each of the conditions set forth in this Section 8. Each of Sellers may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver shall constitute a waiver of any of its other rights or remedies, at law or in equity, arising from any breach by Purchasers of any representation, warranty, covenant or other agreement contained herein:

    	8.1	 Representations and Warranties of Purchasers.  On the Closing Date,
all of the representations and warranties made herein by Purchasers shall be true and correct as of that date, and all of the agreements of Purchasers contained in this Agreement which are to be performed on or before the Closing
Date shall have been performed.

    	8.2 Authorization of Actions. All action on the part of Purchasers necessary and sufficient to authorize the execution, delivery and performance of this Agreement and the consummation the transactions provided for herein shall have been duly and validly taken by Purchasers, and Sellers shall have been furnished with a certificate of the Secretary or Assistant Secretary of Purchasers setting forth a copy of the resolution or other instrument authorizing the performance of all other transactions provided for in this Agreement.

    	8.3 Binding Obligation; No Default. The execution, delivery and performance of this Agreement does not and will not violate Purchasers' Articles of Incorporation or bylaws or constitute a default under or a violation of any agreement, order, award, judgment, decree, statute, law, rule, regulation or any other instrument to which Purchasers is a party or by which it or its property is bound or to which it or its property is bound or to which it or its property is subject. This Agreement constitutes the legal, valid and binding obligation of Purchasers, enforceable against Purchasers in accordance with its terms.

    	8.4 	Consents.  All material consents, approvals or authorizations of, or declarations, filings or registrations with, any governmental or regulatory authority which are required to be made or obtained by Purchasers in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby shall have been obtained by Purchasers and delivered to Sellers.

    	8.5 Form of Documents. The form and substance of all certificates, instruments and other documents delivered to Sellers under this Agreement shall be satisfactory in all reasonable respects to each of Sellers and its counsel.

    	8.6 	Delivery of Closing Documents.  Purchasers shall have delivered to
Sellers on the Closing Date the closing documents required to be delivered pursuant to Section 14 in form and substance satisfactory to each of Sellers and its counsel.

    	8.7 	Absence of Proceedings.  No suit, action, investigation or other proceeding shall be pending or threatened before any court or governmental or regulatory agency or authority, and no suit, action, investigation or other proceeding before any governmental or regulatory agency or authority shall have been threatened, which seeks (or, in the case of an investigation, may lead to a suit, action or proceeding which seeks) to restrain, prohibit or obtain damages or other relief in connection with the Agreement or the consummation of the transactions contemplated hereby or which questions the validity or legality of such transactions.

    	8.8 	Opinion of Counsel to Sellers.  Purchasers shall receive an opinion, dated as of the Closing Date, of Rogers, Towers, Bailey, Jones & Gay, counsel to
Sellers, if appropriate.  Such opinions shall be to the best of such counsel's knowledge and be in substantially the following form:

	   	(a) 	All Corporate Sellers are corporations duly organized, validly existing, and in good standing under the laws of the state of Florida and have the corporate power and are duly authorized, qualified, franchised and licensed under all material applicable laws, regulations, ordinances and orders of public authorities to own all of their properties and assets and to conduct the
Business as now conducted, including qualification to do business as a foreign corporation in the states in which the charter and location of the assets owned by them or the nature of the Business transacted by them require qualification;


	   	(b) 	To the best knowledge of such legal counsel, the execution and delivery by Sellers of this Agreement and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not conflict with or result in the breach of any term or provision of Corporate
Sellers' articles of incorporation or bylaws or constitute a default or give rise to a right of termination, cancellation or acceleration under any material mortgage, indenture, deed of trust, license, agreement or other obligation or violate any court order, writ, injunction, or decree applicable to Corporate
Sellers or their properties or assets;

	   	(c) 	The execution and delivery of this Agreement and consummation of the transactions contemplated hereby have been duly authorized and approved by all necessary action of the Boards of Directors and stockholders of the Corporate
Sellers, and there are no dissenters' rights or rights of appraisal with respect to the authorization, approval, execution and completion of the transactions contemplated by this Agreement.  This Agreement has been duly and validly authorized, executed and delivered and constitutes the legal and binding obligations of the Corporate Sellers, enforceable in accordance with its term, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

	   	(d)  Except as set forth in Schedule 6.18 hereto, to the best knowledge of such legal counsel, there are no actions, suits or proceedings pending or threatened by or against or affecting Sellers or their properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind; and

	   	(e)  To the best of such counsel's knowledge, no consent, approval or authorization of or filing or registration with any governmental body or agency of the United States federal government or of any state is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement.

    	9.	Conditions to Purchasers' Obligations.

    	The obligations of Purchasers to consummate the transactions contemplated this Agreement, both at the Closing and subsequently, are subject to the fulfillment at the Closing of each of the conditions set forth in this Section
9. Purchasers may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver shall constitute a waiver of any of its other rights or remedies, at law or in equity, arising from any breach by Sellers of any representation, warranty, covenant or other agreement contained herein:

    	9.1 	Representations and Warranties of Sellers.  On the Closing Date, all
of the representations and warranties made herein by each of Sellers shall be true and correct as of that date, and all of the agreements of each of Sellers contained in this Agreement which are to be performed on or before the Closing
Date shall have been performed.

    	9.2 	Authorization of Actions.  All action on the part of Sellers necessary and sufficient to authorize the execution, delivery and performance of this
Agreement and the consummation of the transactions provided for herein shall have been duly and validly taken by Sellers, and Purchasers shall have been furnished with a certificate of the Secretary or Assistant Secretary of each
Corporate Seller setting forth a copy of the resolution or other instrument authorizing (a) the sale of the Transferred Assets and the assumption of the
Assumed Liabilities and (b) the performance of all other transactions provided for in this Agreement.

    	9.3 	Binding Obligation; No Default.  The execution, delivery and performance of this Agreement does not and will not violate each of Sellers' Articles of Incorporation or bylaws or constitute a default under or a violation of any agreement, order, award, judgment, decree, statute, law, rule, regulation or any other instrument to which each of Sellers is a party or by which it or its property is bound or to which it or its property is bound or to which it or its property is subject. This Agreement constitutes the legal, valid and binding obligation of Sellers, enforceable against Sellers in accordance with the terms.

    	9.4 	Consents.  All material consents, approvals or authorizations of, or declarations, filings or registrations with, any governmental or regulatory authority which are required to be made or obtained by Sellers in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby shall have been obtained by Sellers and delivered to Purchasers.

    	9.5 Form of Documents. The form and substance of all certificates, instruments and other documents delivered to Purchasers under this Agreement shall be satisfactory in all reasonable respects to Purchasers and their counsel.

    	9.6 	Delivery of Closing Documents. Each of Sellers shall have delivered to
Purchasers on the Closing Date the closing documents required to be delivered pursuant to Section 15 in form and substance reasonably satisfactory to
Purchasers and their counsel.

    	9.7 Absence of Proceedings. No suit, action, investigation or other proceeding shall be pending before any court or governmental or regulatory agency or authority, and no suit, action, investigation or other proceeding before any governmental or regulatory authority shall have been threatened, which seeks (or, in the case of investigation, may lead to a suit, action or proceeding which seeks) to restrain, prohibit or obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby or which questions the validity or legality of such transactions.

    	9.8 	Opinion of Counsel to Purchasers.  Sellers shall receive an opinion, dated the Closing Date, of Matthias & Berg LLP, counsel to Purchasers.  Such opinion shall be to the best of such counsel's knowledge and be in substantially the following form:

	   	(a)  Purchasers are corporations duly organized, validly existing, and in good standing under the laws of the States of Florida and Delaware, respectively, and each has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the states in which the charter and location of the assets owned by it or the nature of the business transacted by it requires qualification;


	   	(b)  To the best knowledge of such legal counsel, the execution and delivery by Purchasers of this Agreement and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not conflict with or result in the breach of any term or provision of
Purchasers' articles of incorporation or bylaws or constitute a default or give rise to a right of termination, cancellation or acceleration under any material mortgage, indenture, deed of trust, license agreement or other obligation or violate any court order, writ, injunction or decree applicable to Purchasers or their properties or assets;

	   	(c)  The shares of GTMI common stock to be issued to the Sellers pursuant to the terms of this Agreement will be, when issued in accordance with the terms hereof, legally issued, fully paid and nonassessable and not issued in violation of the rights of any person;

	   	(d)  To the best of such counsel's knowledge, the execution and delivery of this Agreement and consummation of the transactions contemplated hereby have been duly authorized and approved by all necessary action of the Boards of
Directors of Purchasers, and there are no dissenters' rights or rights of appraisal with respect to the authorization, approval, execution and completion of the transactions contemplated by this Agreement.  This Agreement has been duly and validly authorized, executed, and delivered and constitutes the legal and binding obligation of Purchasers, enforceable in accordance with its terms, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

	   	(e)  To the best of such counsel's knowledge, no consent, approval or authorization of or filing or registration with any governmental body or agency of the United States federal government or of any state is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement.

    	10. 	Other Agreements.

    	10.1 	Agreement to Obtain Consents and Approvals.  Purchasers and Sellers
shall cooperate with one another to use their best efforts to obtain any and all governmental or third-party consents and approvals necessary to complete the transactions contemplated by this Agreement.

    	10.2 	Agreement Concerning Conditions to Closing.  Sellers and Purchasers
shall agree to use their best efforts to cause the conditions set forth in
Sections 8 and 9 to be met prior to the Closing Date.

    	10.3 Transfer and Other Taxes. Sellers shall pay at the Closing any and all taxes, whether federal, state, local or foreign in the nature of sales, transfer or similar taxes, arising out of the transactions contemplated by this Agreement; provided, however, that if the amount of any such tax is not known on the Closing Date, Sellers shall pay at the Closing the amount of such tax estimated by Purchasers and shall pay any additional amount due with respect to such tax within five days after notice of such amount by Purchasers, or, if any such estimated amount paid by Sellers shall be in excess of the actual amount of such tax, with respect to such tax Purchasers will reimburse Sellers for such amount within five days of the date Purchasers has notice of the actual amount due; and provided further, that Sellers shall reimburse Purchasers for the amount of any tax required to be paid by Sellers under this Section 10.3 but actually paid by Purchasers pursuant to legal requirements or otherwise.

    	10.4 Licenses to Operate the Business. Prior to the Closing Date, Purchasers shall submit applications to the appropriate authorities seeking all necessary licenses to operate the Business in Purchasers' name. Purchasers understands that, following the Closing Date, Sellers shall notify the appropriate licensing authorities that each of Sellers is no longer operating the Business and shall terminate its licenses.

    	10.5 	Employment Agreement.  Arthur West shall enter into the employment agreement ("Employment Agreement") with System 3 attached hereto as Schedule
10.5. Sellers hereby expressly agree and acknowledge that the non-disclosure and non-competition provisions set forth in Section 6 of the Employment
Agreement are material considerations for Purchasers' entering into this Agreement, and that the breach of such provisions of the Employment Agreement by Arthur West shall be deemed to be a breach of this Agreement.

    	11.	Special Covenants.

    	11.1 	Stockholder Meeting of Sellers.  Each of Corporate Sellers shall, at a meeting of its stockholders duly called by the board of directors of each of
Corporate Sellers to be held as soon as practicable following execution of this
Agreement, or pursuant to a unanimous consent of the stockholders of each of
Corporate Sellers, present for the authorization and approval of the stockholders of each of Corporate Sellers, in accordance with the applicable provisions of the laws of the State of Florida, this Agreement and the consummation of the transactions contemplated with Purchasers, as set forth herein.  In lieu of this requirement, each of Corporate Sellers may provide the approval required under this Section 11.1 by a written consent of its stockholders acceptable under Florida law as legal action taken in lieu of a stockholders' meeting.

    	11.2 Availability of Rule 144. Each of the parties acknowledges that the GTMI Common Stock to be issued pursuant to this Agreement will be "restricted securities," as that term is defined in Rule 144 promulgated pursuant to the Securities Act. GTMI is under no obligation, except as set forth herein, to register such shares under the Securities Act. Notwithstanding the foregoing, however, GTMI will use its best efforts to: (a) make publicly available on a regular basis not less than semi-annually, business and financial information regarding GTMI so as to make available to the stockholders of GTMI the provisions of Rule 144 pursuant to subparagraph (c)(1) thereof; and (b) within three (3) days of any written request of any stockholder of GTMI, GTMI will provide to such stockholder written confirmation of compliance with such of the foregoing subparagraph as may then be applicable. The stockholders of GTMI holding restricted GTMI Common Stock as of the date of this Agreement, and their respective heirs, administrators, personal representatives, successors and assigns, are intended third party beneficiaries of the provisions set forth herein. GTMI will not take any action which would interfere with the ability of the Sellers to sell the GTMI Common Stock pursuant to applicable law at the soonest possible date following the Closing Date. The covenants set forth in this Section 11.2 shall survive the Closing and the consummation of the transactions herein contemplated.

    	Section 11.3 Information for Purchasers Public Reports. Upon written request of GTMI or its counsel, Sellers shall furnish Purchasers with all information concerning Sellers, including all financial statements required for inclusion in any public reports required to be filed by GTMI pursuant to the Securities Act, the Exchange Act or any other applicable federal or state law. Sellers represent and warrant to GTMI that, to the best of their knowledge and belief, all information so furnished shall be true and correct in all material respects without ommission of any material fact required to make the information stated not misleading.

    	Section 11.4 Special Covenants and Representations Regarding the GTMI Common Stock. The consummation of this Agreement and the transactions herein contemplated, including the issuance of the GTMI Common Stock to the Sellers, as contemplated hereby, constitutes the offer and sale of securities under the Securities Act, and applicable state statutes. Such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, inter alia, upon the circumstances under which the Sellers acquire such securities.

    	Section 11.5  Third Party Consents.  Purchasers and the Target Corporations
agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

    	12.	Access to Information.

    	12.1 	Sellers' Obligations.  After the Closing Date, each of Sellers shall give,or cause to be given, to Purchasers and their representatives, during normal business hours at each of Sellers' premises and at Purchasers' expense, such reasonable access to the personnel, properties, titles, contracts, books, records, files, documents and affairs of Sellers and copies of titles, contracts, books, records, files and documents as is necessary to allow
Purchasers to obtain information in connection with the preparation and any audit of Sellers' tax returns and any claims, demands, other audits, suits, actions or proceedings by or against Purchasers as the previous owner of the
Transferred Assets.  Each of Sellers shall cooperate fully with Purchasers after the Closing Date with respect to any claims, demands, tax or other audits, suits, actions and proceedings by or against Purchasers as the previous owner of the Transferred Assets.  After the Closing Date, each of Sellers shall provide or cause to be provided to Purchasers all financial statements, exhibits and supporting schedules and access to Sellers' books, records and files as required, as in the past, for the fiscal year closing by Purchasers.


    	12.2 Purchasers' Obligations. On or before the Closing Date, Purchasers shall give, or cause to be given, to each of Sellers and its representatives, during normal business hours at Purchasers' premises and at Sellers' expense, such reasonable access to the personnel, properties, titles, contracts, books, records, files, documents and affairs of Purchasers and copies of titles, contracts, books, records, files and documents as reasonably requested by Sellers in connection with this Agreement.

    	13. 	Interim Operations of the Business.  The parties hereto acknowledge that the present intent of both parties is to continue to operate and to improve the value of the Business.  For as long as each of Sellers continues to operate the Business prior to the Closing Date any services provided by Sellers to the
Business or by the Business to Sellers shall be on terms mutually agreeable to
Sellers and Purchasers.  All costs incurred by the Business in support of any other business or activity of Sellers at any time conducted at the facilities shall be reimbursed by Sellers based on receipt of an auditable schedule of costs incurred.

    	14. 	Closing Documents To Be Delivered By Sellers.  On the Closing Date,
Sellers shall deliver to Purchasers:

    	14.1 Bill of Sale and Assignment. A bill of sale and instruments of assignment covering the Transferred Assets.

    	14.2 Certificate. A certificate dated the Closing Date, signed by a duly authorized officer of Sellers, stating that all of Sellers' representations and warranties set forth in this Agreement are true and correct on and as of the Closing Date as if made on the Closing Date.

    	14.3 	Employment Agreement.  An executed copy of the Employment Agreement provided for in Section 10.5 hereof.

    	14.4	 Further Instruments.  Such further instruments with respect to the transactions contemplated by this Agreement as each of Sellers is required to deliver or as Purchasers may reasonably request.

    	15.	 Closing Documents To Be Delivered by Purchasers.  On the Closing Date,
Purchasers will deliver to Sellers documents constituting forgiveness of the
Promissory Note and assumption of the Assumed Liabilities.

    	15.1	 Assumptions.  Instruments of assumption of all Assumed Liabilities agreed to be assumed hereunder as more fully set forth in Schedule 3.1.

    	15.2 Further Instruments. Such further instruments with respect to the transactions contemplated by this Agreement as Purchasers is required to deliver or as Sellers may reasonably request.

    	15.3	 Certificate.  A certificate dated the Closing Date, signed by a duly authorized officer of Purchasers, stating that all of Purchasers'
representations and warranties set forth in this Agreement are true and correct on and as of the Closing Date as if made on the Closing Date.

    	16. 	Indemnification; Notice of Breach.

    	16.1 	Purchasers' Indemnification.  After the Closing, Purchasers shall protect, defend, indemnify and hold harmless each of Sellers, its subsidiaries, and its officers, directors, employees, successors and assigns from and against any losses, damages (but not including consequential damages and penalties) and expenses (including, without limitation, reasonable counsel fees, costs and expenses incurred in investigating and defending against the assertion of such liabilities) which may be sustained, suffered or incurred by each of Sellers or its subsidiaries and which (a) are based upon the existence of any Assumed Liability, (b) are related to any breach by Purchasers of its representations and warranties in this Agreement, or (c) arise out of the use by Purchasers of the Transferred Assets or the conduct of the Business after the Closing Date.

    	16.2 Sellers' Indemnification. After the Closing, each of Sellers shall protect, defend, indemnify and hold harmless each of Purchasers, its officers, directors, employees, successors and assigns from and against any losses, damages (but not including consequential damages and penalties) and expenses (including, without limitation, reasonable counsel fees, costs and expenses incurred in investigating and defending against the assertion of such liabilities) which may be sustained, suffered or incurred by them and which are based solely upon bona fide claims asserted by third parties against Purchasers with respect to the Retained Liabilities.

    	16.3  Notice.  If any action, suit or proceeding shall be commenced, or any claim or demand shall be asserted, in respect or which one party (the
"Indemnitee") proposes to demand indemnification under Section 16.1 or 16.2, the party from which indemnification is sought (the "Indemnitor") shall be notified to that effect with reasonable promptness and shall have the right to assume the entire control of (including the selection of counsel), subject to the right of the Indemnitee to participate (with counsel of its choice) in, the defense, compromise or settlement thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnitee unless (a) the employment of such counsel by the Indemnitee has been specifically authorized by the Indemnitor, or
(b) the named parties to any such action (including any impleaded parties)
include both the Indemnitee and the Indemnitor and the Indemnitee may be one or
more legal defenses available to it which are different from or additional to those available to the Indemnitor.  The Indemnitee shall cooperate fully in all respects with the Indemnitor in any such defense, compromise or settlement, including, without limitation, by making available all pertinent information under its control to the Indemnitor.  The Indemnitor shall not compromise or settle any such action, suit, proceeding, claim or demand without the prior written consent of the Indemnitee; provided, however, that in the event the approval described above is withheld, then the liabilities of the Indemnitor shall be limited to the total sum representing the amount of the proposed compromise or settlement and the amount of counsel fees accumulated at the time such approval is withheld.

    	17.  Miscellaneous.

    	17.1 	Brokerage and Finder's Fees.  Sellers and Purchasers represent to and agree with each other that no broker or finder has been or shall be involved in any manner in the negotiation or consummation of the transactions contemplated hereby. Each of Sellers agrees to indemnify and save Purchasers harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finder's fees or commissions in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any statement or representation made or alleged to have been made by Sellers.
Each of Purchasers agrees to indemnify and save Sellers and one or more of its subsidiaries harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finder's fees or commissions in connection with the transactions contemplated by this Agreement asserted by any person or persons on the basis of any statement or representation made or alleged to have been made by Purchasers.

    	17.2 Expenses. Each of the parties to this Agreement shall bear all of its own expenses incurred by it in connection with this Agreement.

    	17.3 	Risk of Loss.  The risk of any loss, damage, impairment, confiscation or condemnation of the Transferred Assets or any part thereof shall be upon
Sellers at all times prior to the Closing Date.  Prior to the Closing, in the event of any such loss, damage, impairment, confiscation or condemnation, the proceeds of, or any claim for any loss payable under, each of Sellers' insurance policy, judgment or award with respect thereto shall be payable to Sellers, and
Sellers shall have no obligation to Purchase to Purchasers to repair, replace or restore any such property or to pay all or any part of such proceeds to
Purchasers.  In the event such loss so impairs the Transferred Assets so that
Purchasers, in its sole and absolute discretion no longer believes that the
Business can operate as it does on the date of this Agreement, Purchasers may terminate this Agreement without liability to Purchasers.

    	17.4 Survival of Representations and Warranties. The representations and warranties of Sellers in this Agreement or in any instrument or document delivered prior to or on the Closing Date shall survive indefinitely following the Closing. The representations, warranties and covenants of Purchasers in this Agreement or in any certificate or document delivered prior to, on or after the Closing Date shall survive indefinitely following the Closing.

    	17.5 Law, Forum and Jurisdiction. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware. Sellers and Purchasers agree that any dispute arising under this Agreement, whether during the term of the Agreement or at any subsequent time, shall be resolved exclusively in the courts of the State of Georgia and Seller and Purchasers hereby submit to the jurisdiction of such courts for all purposes provided herein and appoint the Secretary of State of the State of Georgia as agent for service of process for all purposes provided herein.

    	17.6 	Notices.  All notices and other communications and legal process shall be in writing and shall be personally delivered, transmitted by overnight courier by telecopier and followed by first class mail, or transmitted by registered or certified mail, postage prepaid, with return receipt requested, as elected by the party giving such notice, addressed as follows:

If to Sellers:		                  	Arthur West
		                               		615 Highway A1A North
			                               	Suite 105
			                                Ponte Vedra Beach, FL 32082
                               				Tel: 904-285-6227
                               				Fax: 904-285-5408

With a copy to:	                 		Rogers, Towers, Bailey, Jones & Gay
			                               	1301 Riverside Boulevard
			                               	Suite 1500
			                               	Jacksonville, Florida 32207
		                               		Attn: J. Kirby Chritton, Esq.
				                               Tel: 904-398-3911
                               				Fax: 904-396-0663

If to Purchasers:	                	Global TeleMedia International, Inc.
			                               	1121 Alderman Drive
			                               	Suite 200
			                                Alpharetta, Georgia 30202
				                               Attn: Herbert Perman
			                               	Tel: 800-775-0436
		                               		Fax: 770-667-7896

With a copy to:		                 	Matthias & Berg LLP
			                               	515 South Flower Street
				                               7th Floor
				                               Los Angeles, CA 90071
				                               Attn: Jeffrey P. Berg, Esq.
				                               Tel: 213-895-4200
				                               Fax: 213-895-4058

    	Notices shall be deemed to have been given: (i) on the fifth business day after posting, if mailed as provided above, (ii) on the date of receipt if delivered personally or by overnight courier, or (iii) on the next business day after transmission if transmitted by telecopier in the manner set forth above (and appropriate answerbacks have been received). Any party hereto may change its address for purposes hereof by notice to the other parties hereto.

    	17.7 	Entire Agreement. 	This Agreement constitutes the entire
understanding and agreement between the parties hereto. This Agreement supersedes any and all previous agreements, commitments and understandings among the parties hereto, whether such agreements, commitments or understandings were oral or written, and neither party hereto has relied or will rely on any representation of the other except to the extent set forth herein.

    	17.8 	Headings; Context.  The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

    	17.9 	Counterparts.  This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other.

    	17.10  Compliance with Bulk Sales Laws.  The parties hereto shall comply in all material respects with bulk sales laws of Florida and Georgia and in all other jurisdictions in which compliance by the transactions contemplated by this
Agreement with bulk sales laws shall be required by law.

    	17.11 Benefit. This Agreement shall be binding upon and shall inure only to the benefit of the parties hereto, and their permitted assigns hereunder.
This Agreement shall not be assigned by any party without the prior written consent of the other party. In the event of any permitted assignment by Purchasers, the assignee shall succeed to all of the rights and obligations of the Purchasers under this Agreement; and in the event of any permitted assignment by Sellers, the assignee shall succeed to all of the rights and obligations of Sellers under this Agreement.

    	17.12 Amendment and Waiver. This Agreement may be amended, or any provision of this Agreement may be waived, provided that any such amendment or waiver shall be binding on Purchasers only if such amendment or waiver is set forth in a writing executed by Purchasers, and provided that any such amendment or waiver shall be binding on Sellers only if such amendment or waiver is set forth in a writing executed by Sellers. The waiver of any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other breach.

    	17.13 Public Announcements. Except as may be required by law, neither party shall make any public announcement or filing with respect to the transactions provided for herein without the prior consent of the other party hereto.

    	17.14  Further Assurances.  After the Closing, Sellers and Purchasers shall perform such further acts as may be necessary to transfer and convey title to an possession of the Transferred Assets to Purchasers, and otherwise comply with the terms of this Agreement.  After the Closing Date, Sellers and Purchasers
shall give to each other, upon reasonable notice, reasonable access to all relevant books, contracts and records concerning the Business as may be required by Purchasers in its conduct thereof.

    	17.15 Attorneys' Fees. In any action at law or in equity to enforce or construe any provisions or rights under this Agreement, the unsuccessful party or parties to such litigation, as determined by a court pursuant to a final order, judgment or decree, shall pay to the successful party or parties all costs, expenses and reasonable attorneys' fees incurred by such successful party or parties (including, without limitation, such costs, expenses and fees on any appeal), which costs, expenses and attorneys' fees shall be included as part of any order, judgment or decree.

    	17.16 Severability. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforcability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

    	17.17 Failure of Conditions; Termination. In the event any of the conditions specified in this Agreement shall not be fulfilled on or before the Closing Date, either Purchasers or Sellers have the right either to proceed or, upon prompt written notice to the other, to terminate and rescind this Agreement without liability to any other party. The election to proceed shall not affect the right of such electing party reasonably to require the other party to continue to use its efforts to fulfill the unmet conditions.

    	17.18 No Strict Construction. The language of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against either party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or any specific term or conditions hereof.

    	17.19 Execution Knowing and Voluntary. In executing this Agreement, Purchasers and Sellers severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprised of his, her or its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; (c) has been afforded the opportunity to negotiate as to any and all terms hereof; and
(d) is executing this Agreement voluntarily, free from influence, coercion or duress of any kind.

    	17.20  Litigation by Third Parties.  In the event that suit is brought by a third party to enjoin or otherwise interfere with the consummation of the transactions contemplated herein, the parties agree that the bringing of such litigation shall not entitle any party hereto to terminate the within Agreement, but that the parties shall bring an action for declaratory relief before a court of competent jurisdiction and shall terminate this Agreement if such court adjudges termination to be required by the rights of such third party.

    	IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed and delivered in its name and on its behalf, all as of the day and year first above written at Alpharetta, Georgia.

                                       					("GTMI")

                                        			 GLOBAL TELEMEDIA INTERNATIONAL, INC.


                                    				   	By: /s/ Herbert Perman
                                            -----------------------
			                                         Herbert Perman
                                   	 				   Chief Financial Officer



                                       					("System 3")

                                       					SYSTEM 3 INC.


                                   				    	By: /s/ Herbert Perman
                                            -----------------------
					                                       Herbert Perman
                                 					      Chief Financial Officer



                                          		("Finish Line")

                                       					FINISH LINE COLLECTIBLES, INC.


                                  	  			   	By: /s/ Arthur West
                                            -----------------------
                                  				 	    Arthur West, President



                                       					("Marketing")

                                          		WEST SPORTS MARKETING, INC.


				                                        By: /s/ Arthur West
                                            -----------------------
                                				 	      Arthur West, President



                                       				 ("Racing")

                                       					RACING CLUB, INC.


                                       				 By: /s/ Arthur West
			                                         -----------------------
                                            Arthur West, President



                                       					("West")


				                                        /s/ Arthur West
                                            ----------------------
                            					           Arthur West

                                  Exhibit 10.1

                  Employment Agreement between System 3, Inc.
                    and Arthur West dated November 15, 1996

                              EMPLOYMENT AGREEMENT

	   	This Employment Agreement ("Agreement") is entered into and made effective as of November 15, 1996, by and among System 3 Inc.("Employer")a Delaware corporation, and Arthur West ("Employee").

                                   	RECITALS

	   	WHEREAS, Employer, Employer and certain other parties entered into that certain Asset Purchase Agreement (the "Asset Purchase Agreement") dated November
15, 1996, with respect to the acquisition of certain assets and the assumption of certain liabilities related to the business of production, distribution and sales of collectible telephone debit and other cards from formerly operated by
Employee and certain affiliated entities of Employee;

	   	WHEREAS, pursuant to the Asset Purchase Agreement, Employee has agreed to enter into an employment agreement with Employer;

	   	WHEREAS, Employer is desirous of hiring Employee as one of its key employees;

	   	WHEREAS, Employee is willing to accept employment as an employee of
Employer; and

	   	WHEREAS, the parties hereto desire to set forth herein the responsibilities of Employee and the expectations of Employer;

	   	NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and obligations herein contained, the parties hereto agree as follows:

                                   	AGREEMENT

	   	1.  Employment.  Employer hereby employs Employee, and Employee hereby accepts employment with Employer, upon the terms and conditions set forth in this Agreement.

	   	2.  Term of Employment.  The employment of Employee pursuant to the terms of this Agreement shall commence as of November 15, 1996, and shall continue for a period of three (3) years, unless sooner terminated pursuant to the provisions hereof; provided, however, that after the end of such three (3) year period, this Agreement shall, unless earlier terminated, at the end of each anniversary, be automatically extended for an additional one year term.

	   	3.  Duties.

	   	3.1.  Basic Duties.  Subject to the direction and control of the Board of
Directors of Employer, Employee shall serve as the President of Employer and shall fulfill all duties and obligations of such office.

	   	3.2.  Other Duties of Employee.  In addition to the foregoing, Employee shall perform such other or different duties related to those set forth in
Paragraph 3.1 as may be assigned to him from time to time by Employer; provided, however, that any such additional assignment shall be at a level of responsibility commensurate with that set forth in Paragraph 3.1 and provided, further, that Employee may serve, or continue to serve, on the boards of directors of, and hold any other offices or positions in, companies or entities that in the judgment of Employer will not present any conflict of interest with
Employer or any of its operations or adversely affect the performance of
Employee's duties pursuant to this Agreement.

	   	3.3.  Place of Performance of Duties.  The services of Employee shall be performed at Employer's place of business and at such other locations as shall be designated from time to time by Employer.

	   	4.  Compensation and Method of Payment.

	   	4.1  Total Compensation.  As compensation under this Agreement, Employer shall pay and Employee shall accept the following:

	   	(1)  For each year of this Agreement, measured from the effective date effective date
 this
Agreement.

	   	3.3.  Place of Performance of Duties.  The services of Employee shall be performed at Employer's place of business and at such other locations as shall be designated from time to time by Employer.

	   	4.  Compensation and Method of Payment.

	   	4.1  Total Compensation.  As compensation under this Agreement, Employer shall pay and Employee shall accept the following:

	   	(1)  For each year of this Agreement, measured from the effective date hereof, base compensation of seventy eight thousand dollars ($78,000), with such upward adjustments as may be approved from time to time by the Board of Directors of Employer.  Such adjustments may be based on the performance of Employer, the value of Employee to Employer or any other factors considered relevant by Employer.

	   	(2) 	For each three month period ("Quarter") ending March 31, June 30,
     September 30 and December 31 during the term of this Agreement, a quarterly bonus ("Quarterly Bonus") equal to one and one half percent (1 1/2%) of the gross sales of Employer, determined according to generally accepted accounting principles, for such Quarter, provided that the total of all such Quarterly Bonus amounts for the first year of this Agreement shall not exceed the sum of $42,000, for the second year of this Agreement shall not exceed $54,000, and for the third year of this Agreement shall not exceed
     $67,000.  For each semi-monthly pay period Employee shall receive an advance of $1,750 ("Advance"), provided further that the total Advances received during any Quarter shall be deducted from the amount of the
     Quarterly Bonus otherwise paid in respect of such Quarter and provided further that the amount of the Advance may be reviewed by Employer after the end of the second Quarter and may be reduced if the gross sales of
     Employer for such period has been less than $2,000,000 on an annualized basis.

	   	(3)  For each Quarter during the term of this Agreement, an amount equal to the amortization during such Quarter of that certain loan in the principal amount of $100,000 made by First Union National Bank to Employee.  For purposes of this section 4.1(3), "amortization" shall mean repayment of principal and interest to the First Union National Bank according to such bank's standard three-year amortization schedule.

	   	(4)  Reimbursement of such discretionary expenses as are reasonable and necessary, in the judgment of the Board of Directors, for Employee's performance of his responsibilities under this Agreement.

is Agreement.
0 made by First Union National Bank to Employee. For purposes of this section 4.1(3), "amortization" shall mean repayment of principal and interest to the First Union National Bank according to such bank's standard three-year amortization schedule.

	   	(4)  Reimbursement of such discretionary expenses as are reasonable and necessary, in the judgment of the Board of Directors, for Employee's performance of his responsibilities under this Agreement.

his Agreement.

	   	(5)  Participation in Employer's employee fringe benefit programs in effect from time to time for employees at comparable levels of responsibility.
     Participation will be in accordance with any applicable policies adopted by
     Employer.  Employee shall be entitled to vacations, absences for illness, and to similar benefits of employment, and shall be subject to such policies and procedures as may be adopted by Employer.

	   	4.2 Payment of Compensation. Employer shall pay the compensation provided for in Section 4.1 hereof as follows:

	   	(1)  Employer shall pay the base compensation in cash semi-monthly in twenty-four equal installments or in accordance with Employer's payroll practices for all its employees, but in no event less frequently than monthly.

	   	(2)  Employer shall pay in cash the reimbursement of such discretionary expenses provided in Section 4.1(4) hereof.

	   	5.  Termination of Agreement.

	   	5.1.  By Notice.  This Agreement, and the employment of Employee hereunder, may be terminated by Employee or Employer upon ninety (90) days' written notice of termination; provided, however, that in the event of termination of this
Agreement for any reason described in Section 5.2 hereof or by resignation of
Employee pursuant to Section 5.1 hereof, the Business Value defined in Section
4.4 of the Asset Purchase Agreement shall be measured as of the date of such termination; and provided, further, that in the event of termination of this
Agreement by Employer pursuant to Section 5.1 hereof (except by resignation of employee pursuant to Section 5.1), the Business Value defined in Section 4.4 of the Asset Purchase Agreement shall be the greater of (i) seventy-five percent
(75%) of such Business Value measured as of the date of such termination and
(ii) such Business Value measured as of the Valuation Date.



	   	5.2.  Other Termination.  This Agreement, and the employment of Employee hereunder, shall terminate immediately upon the occurrence of any one of the following events:

   		(1) 	The death or mental or physical incapacity of Employee.

	   	(2) 	The loss by Employee of legal capacity (other than as described in other than as described in
         Section 5.2(1) hereof).

	   	(3) 	The failure by Employee to devote substantially all of his available professional time to the
	   	5.2.  Other Termination.  This Agreement, and the employment of Employee hereunder, shall terminate immediately upon the occurrence of any one of the following events:

   		(1) 	The death or mental or physical incapacity of Employee.

	   	(2) 	The loss by Employee of legal capacity (other than as described in
(other than as described in
          Section 5.2(1) hereof).

	   	(3) 	The failure by Employee to devote substantially all of his available professional time to the business of Employer or the wilful and habitual neglect of duties.

	   	(4) 	The willful engaging by Employee in an act of dishonesty constituting a felony under the laws of the state in which Employer's principal place of business is located, resulting or intending to result in gain or personal enrichment at the expense of Employer or to the detriment of Employer's business and to which Employee is not legally entitled.

	   	(5) 	The continued incapacity in excess of sixty (60) days on the part of
          Employee to perform his duties, unless waived by Employer.

	   	(6) 	The mutual written agreement of Employee and Employer.

	   	(7) 	The expiration of the term of this Agreement.

	   	(8) 	Employee's breach of this Agreement.

   		5.3.	 Remedies.  No termination of the employment of Employee pursuant to the terms of this Agreement shall prejudice any other remedy to which any party to this Agreement may be entitled either at law, in equity, or under this
Agreement.

   		6. 	Property Rights and Obligations of Employee.

	   	6.1.  Trade Secrets.  For purposes of this Agreement, "trade secrets" shall include without limitation any and all financial, cost and pricing information and any and all information contained in any drawings, designs, plans, proposals, customer lists, records of any kind, data, formulas, specifications, concepts or ideas, where such information is reasonably related to the business of Employer and has not previously been publicly released by duly authorized representatives of Employer or Parent or otherwise lawfully entered the public domain.

	   	6.2. Preservation of Trade Secrets. Employee will preserve as confidential all trade secrets pertaining to Employer's business that have been or may be obtained or learned by him by reason of his employment or otherwise. Employee will not, without the written consent of Employer, either use for his own benefit or purposes or disclose or permit disclosure to any third parties, either during the term of his employment hereunder or thereafter (except as required in fulfilling the duties of his employment), any trade secret connected with the business of Employer.

   		6.3.  Trade Secrets of Others.  Employee agrees that he will not disclose to Employer or induce Employer to use any trade secrets belonging to any third party.

	   	6.4.  Property of Employer.  Employee agrees that all documents, reports, files, analyses, drawings, designs, tools, equipment, plans (including, without limitation, marketing and sales plans), proposals, customer lists, computer software or hardware, and similar materials that are made by him or come into his possession by reason of his employment with Employer are the property of
Employer and shall not be used by him in any way adverse to Employer's interests.  Employee will not allow any such documents or things, or any copies, reproductions or summaries thereof to be delivered to or used by any third party without the specific consent of Employer.  Employee agrees to deliver to the
Board of Directors of Employer or its designee, upon demand, and in any event upon the termination of Employee's employment, all of such documents and things which are in Employee's possession or under his control.

    	6.5. 	Non-competition by Employee.

	   	6.5.1.  General.  Employee agrees during the two years following the terminationof his Employment, not to actively recruit, engage in passive hiring efforts, solicit or induce any person or entity who, during such two-year period, or within one (1) year prior to the termination of Employee's employment with Employer, was an employee, agent, representative or sales person of
Employer or any of its affiliates ("Employer Group") to leave or cease his employment or other relationship with Employer Group for any reason whatsoever or hire or engage the services of such person for Employee in any business substantially similar to or competitive with that in which Employer Group was engaged during the Employee's employment.

	   	6.5.2.  Non-Solicitation of Customers.  Employee acknowledges that in the course of his employment, he will learn about Employer Group's business, services, materials, programs and products and the manner in which they are developed, marketed, served and provided.  Employee knows and acknowledges that
Employer Group has invested considerable time and money in developing its programs, agreements, offices, representatives, services, products and marketing techniques and that they are unique and original.  Employee further acknowledges that Employer Group must keep secret all pertinent information divulged to
Employee about Employer Group business concepts, ideas, programs, plans and processes, so as not to aid Employer Group's competitors.  Accordingly, Employer
Group is entitled to the following protection, which Employee agrees is reasonable:

      	Employee agrees that for a period of two (2) years following the termination of his employment, he will not, on his own behalf or on behalf of any person, firm, partnership, association, corporation, or other business organization, entity or enterprise, knowingly solicit, call upon, or initiate communication or contact with any person or entity or any representative of any person or entity, with whom Employee had contact during his employment, with a view to the sale or the providing of any product, equipment or service sold or provided or under development by Employer Group during the period of two (2) years immediately preceding the date of Employee's termination. The restrictions set forth in this section shall apply only to persons or entities with whom Employee had actual contact during the two (2) years prior to termination of his employment with a view toward the sale or providing of any product, equipment or service sold or provided or under development by Employer Group.

    	6.5.3. Non-Competition. Employee acknowledges that he will be a "high impact" person in Employer Group's business who is in possession of selective and specialized skills, learning abilities, customer contacts, and customer information as a result of his relationship with Employer Group and prior experience, and agrees that Employer Group has a substantial business interest in the covenant described below. Employee, therefore, agrees for a period of two (2) years from the termination of his employment, not to, either directly, whether as an employee, sole proprietor, partner, shareholder, joint venture or the like, in the same or similar capacity in which he worked for Employer Group, compete with Employer Group in business activities substantially similar to those in which Employee was engaged on behalf of Employer Group. The territory in which this non-competition covenant shall apply will be limited to the area commensurate with the territory in which Employee marketed, sold or provided products or services for Employer Group during the two years preceding termination of Employment.

    	"Business activities," as described in this paragraph, shall, in particular, include provision of any products or services which represent the kind of product or services Employee was engaged in selling, providing, servicing or working with for Employer Group as an employee of Employer Group.

    	6.6.	 Survival Provisions and Certain Remedies.  Unless otherwise agreed to in writing between the parties hereto, the provisions of this Section 6 shall survive the termination of this Agreement.  The covenants in this Section 6 shall be construed as separate covenants and to the extent any covenant shall be judicially unenforceable, it shall not affect the enforcement of any other covenant.  In the event Employee breaches any of the provisions of this Section
6, Employee agrees that Employer shall be entitled to injunctive relief in addition to any other remedy to which Employer may be entitled.

   		7. 	General Provisions.

	   	7.1.  Notices.  Any notices or other communications required or permitted to be given hereunder shall be given sufficiently only if in writing and served personally or sent by certified mail, postage prepaid and return receipt requested, addressed as follows:

If to Employer:			                   	System 3 Inc.
					                                 1121 Alderman Drive
					                                 Suite 200
					                                 Alpharetta, GA  30202
					                                 Telephone: 800-775-0436
					                                 Fax: 770-667-7876
					                                 Attn: Rod McClain

If to Employee:		                   		Arthur West
				                                 	615 West Highway A1A North
					                                 Suite 105
				                                 	Ponte Vedra Beach, FL 32082
				                                 	Telephone: 904-285-6227
					                                 Fax: 904-285-5408


However, either party may change his/its address for purposes of this Agreement by giving written notice of such change to the other party in accordance with this Paragraph 7.1. Notices delivered personally shall be deemed effective as of the day delivered and notices delivered by mail shall be deemed effective as of three days after mailing (excluding weekends and federal holidays).


	   	7.2.  Choice of Law and Forum.  Except as expressly provided otherwise in this Agreement, this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.  The parties agree that any dispute arising under this Agreement, whether during the term of this Agreement or at any subsequent time, shall be resolved exclusively in the courts of the State of
Georgia and the parties hereby submit to the jurisdiction of such courts for all purposes provided herein and appoint the Secretary of State of the State of
Georgia as agent for service of process for all purposes provided herein.

	   	7.3.  Entire Agreement; Modification and Waiver.  This Agreement supersedes any and all other agreements, whether oral or in writing, between the parties hereto with respect to the employment of Employee by Employer and contains all covenants and agreements between the parties relating to such employment in any manner whatsoever.  Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, oral or written, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding.  Any modification of this
Agreement shall be effective only if it is in writing signed by the party to be charged.  No waiver of any of the provisions of this Agreement shall be deemed, orshall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.  No waiver shall be binding unless executed in writing by the party making the waiver.

	   	7.4.  Assignment.  Because of the personal nature of the services to be rendered hereunder, this Agreement may not be assigned in whole or in part by
Employee without the prior written consent of Employer.  However, subject to the foregoing limitation, this Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective heirs, legatees, executors, administrators, legal representatives, successors and assigns.

	   	7.5.  Severability.  If for any reason whatsoever, any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable, or invalid as applied to any particular case or in all cases, such circumstances shall not have the effect of rendering any such provision inoperative, unenforceable, or invalid in any other case or of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid.

	   	7.6. 	Corporate Authority.  Employer represents and warrants as of the date hereof that Employer's execution and delivery of this Agreement to Employee and the carrying out of the provisions hereof have been duly authorized by
Employer's Board of Directors and authorized by Employer's shareholders and further represents and warrants that neither the execution and delivery of this
Agreement, nor the compliance with the terms and provisions thereof by Employer will result in the breach of any state regulation, administrative or court order, nor will such compliance conflict with, or result in the breach of, any of the terms or conditions of Employer's Articles of Incorporation or Bylaws, as
amended, or any agreement or other instrument  to which Employer is a party, or by which Employer is or may be bound, or constitute an event of default thereunder, or with the lapse of time or the giving of notice or both constitute an event of default thereunder.


	   	7.7.  Attorneys' Fees.  In any action at law or in equity to enforce or construe any provisions or rights under this Agreement, the unsuccessful party or parties to such litigation, as determined by the courts pursuant to a final judgment or decree, shall pay the successful party or parties all costs, expenses, and reasonable attorneys' fees incurred by such successful party or parties (including, without limitation, such costs, expenses, and fees on any appeals), and if such successful party or parties shall recover judgement in any such action or proceedings, such costs, expenses, and attorneys' fees shall be included as part of such judgment.

	   	7.8.  Counterparts.  This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

	   	7.9.  Headings and Captions.  Headings and captions are included for purposes of convenience only and are not a part hereof.

    	IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first written above at Alpharetta, Georgia.



                                             					"Employer"


                                              					SYSTEM 3 INC.
					                                              a Delaware corporation


                                                  	By: /s/ Herbert Perman
                                                       -------------------------
		                                                  			Herbert Perman
				                                                  	Chief Financial Officer



                                                  	"Employee"


                                             				 	/s/ Arthur West
                                                   --------------------------
                                              					Arthur West
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